UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2013

Date of reporting period: July 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Small Cap Growth Portfolio

July 31, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 12, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small Cap Growth Portfolio (the “Fund”) for the annual reporting period ended July 31, 2013.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. The Fund invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights or warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Effective February 1, 2013, the Fund is closed to new investors except as described below. Current shareholders as of January 31, 2013, may continue to purchase additional Fund shares, including through

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	1

reinvestment of dividends and capital gains distributions and exchanges. In addition, the following categories of shareholders and investors may continue to purchase Fund shares: (i) investors that have entered into a letter of intent prior to January 31, 2013; (ii) participants in group retirement plans that offer shares of the Fund as an investment option as of January 31, 2013; (iii) wrap fee programs or financial intermediaries charging asset-based fees that purchase shares on behalf of clients in existing accounts holding shares of the Fund as of January 31, 2013; and (iv) customers of certain other financial intermediaries as approved by AllianceBernstein L.P.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Russell 2000 Growth Index, for the six- and 12-month periods ended July 31, 2013.

Although absolute returns for the 12-month period were positive, all share classes of the Fund underperformed the benchmark; during the six-month period, all share classes of the Fund gained in absolute terms and all share classes, except Class B and Class C shares, outperformed the benchmark. Throughout much of the reporting period, smaller-cap and more speculative stocks were among the strongest performers. This backdrop created a modest headwind for the approach of the Small Cap Growth Investment Team (the “Team”), which emphasizes investments in companies that the Team expects to deliver stronger-than-expected fundamental performance.

Adverse stock selection in the technology, consumer/commercial services and health care sectors detracted most during the 12-month period, while favorable outperformance in the industrials, energy and financials sectors helped offset the deficit. During the six-month period, stock selection was positive, with favorable selection in the consumer/commercial services, energy and industrials sectors more than offsetting underperformance in the technology sector. Cash, although held to only modest transactional levels throughout both periods, detracted from relative returns given the strong absolute gains in the market.

The Fund did not use leverage or derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

Although markets have been volatile of late, U.S. equities surged for the six- and 12-month periods ended July 31, 2013. Smaller-cap stocks were among the strongest performers during the year, with growth stocks outperforming value stocks. The economy continued its recovery, albeit slowly, relative to historical periods. The consumer sector has been instrumental in growing the economy, more so than corporate spending, which has been weighed down by uncertainty including taxes, health care benefit costs, the effects of the continued European financial crisis and the slowdown in China. Consumer strength is evident in auto sales that

2	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

have returned to pre-2008 financial crisis levels and a housing recovery that continues to gain momentum. Although some of the gains reflect pent-up demand and unusually low financing costs, strong consumer confidence and record consumer net worth suggest that consumer spending is likely to continue to improve, in the Team’s view. Although corporate profits are near record levels and balance sheets are flush with cash, the recovery in capital expenditure and permanent hiring has been sluggish, reflecting the guarded outlook of many corporate leaders.

Investors initially responded negatively to signals from the U.S. Federal Reserve that it might taper its asset purchasing program, yet optimism about the second half of 2013 acceleration ultimately prevailed, powering stocks to new highs at the end of the reporting period. Support for investor optimism can be found in earnings revisions, and growth rates appear to be bottoming and turning positive following nearly two years of decline. While overall growth valuations are slightly above long-term averages, the growth attributes that the Team seeks (positive earnings revisions and surprises) remain attractively priced in their view. The Team’s investments emphasize companies balanced between secular growers and companies that they believe are well-positioned to benefit from continued economic growth. Sector allocations, driven by the Team’s “bottom-up” process, are relatively muted to the benchmark, as the Team finds opportunities across most economic sectors.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 2000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Small Cap Growth Portfolio*
Class A	18.77%	29.47%

Class B†	18.29%	28.45%

Class C	18.34%	28.52%

Advisor Class‡	18.93%	29.82%

Class R‡	18.68%	29.17%

Class K‡	18.86%	29.60%

Class I‡	19.05%	29.98%

Russell 2000 Growth Index	18.52%	35.39%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2013 by 0.08%.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/31/03 TO 7/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 7/31/03 to 7/31/13) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	29.47%	23.96%
5 Years	13.11%	12.14%
10 Years	11.07%	10.59%

Class B Shares
1 Year	28.45%	24.45%
5 Years	12.17%	12.17%
10 Years(a)	10.34%	10.34%

Class C Shares
1 Year	28.52%	27.52%
5 Years	12.25%	12.25%
10 Years	10.23%	10.23%

Advisor Class Shares†
1 Year	29.82%	29.82%
5 Years	13.42%	13.42%
10 Years	11.37%	11.37%

Class R Shares†
1 Year	29.17%	29.17%
5 Years	12.93%	12.93%
Since Inception*	9.46%	9.46%

Class K Shares†
1 Year	29.60%	29.60%
5 Years	13.30%	13.30%
Since Inception*	9.78%	9.78%

Class I Shares†
1 Year	29.98%	29.98%
5 Years	13.66%	13.66%
Since Inception*	10.16%	10.16%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.34%, 2.19%, 2.09%, 1.06%, 1.61%, 1.26% and 0.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	15.10%
5 Years	10.50%
10 Years	10.51%

Class B Shares
1 Year	15.27%
5 Years	10.55%
10 Years(a)	10.26%

Class C Shares
1 Year	18.30%
5 Years	10.62%
10 Years	10.15%

Advisor Class Shares†
1 Year	20.51%
5 Years	11.78%
10 Years	11.30%

Class R Shares†
1 Year	19.87%
5 Years	11.30%
Since Inception*	8.61%

Class K Shares†
1 Year	20.29%
5 Years	11.65%
Since Inception*	8.92%

Class I Shares†
1 Year	20.62%
5 Years	12.01%
Since Inception*	9.30%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed below.

*	Inception date: 3/1/2005.

See Disclosures, Risks and Note about Historical Performance on page 4.

8	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,187.70	$7.43	1.37%
Hypothetical**	$1,000	$1,018.00	$6.85	1.37%
Class B
Actual	$1,000	$1,182.90	$11.64	2.15%
Hypothetical**	$1,000	$1,014.13	$10.74	2.15%
Class C
Actual	$1,000	$1,183.40	$11.42	2.11%
Hypothetical**	$1,000	$1,014.33	$10.54	2.11%
Advisor Class
Actual	$1,000	$1,189.30	$6.03	1.11%
Hypothetical**	$1,000	$1,019.29	$5.56	1.11%
Class R
Actual	$1,000	$1,186.80	$8.35	1.54%
Hypothetical**	$1,000	$1,017.16	$7.70	1.54%
Class K
Actual	$1,000	$1,188.60	$6.57	1.21%
Hypothetical**	$1,000	$1,018.79	$6.06	1.21%
Class I
Actual	$1,000	$1,190.50	$5.00	0.92%
Hypothetical**	$1,000	$1,020.23	$4.61	0.92%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

July 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,438.9

TEN LARGEST HOLDINGS**

July 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
CoStar Group, Inc.	$28,326,314	2.0%
Lumber Liquidators Holdings, Inc.	26,252,743	1.8
PolyOne Corp.	25,574,075	1.8
Chart Industries, Inc.	24,403,658	1.7
Conn’s, Inc.	23,655,443	1.7
Dealertrack Technologies, Inc.	23,486,676	1.6
Kirby Corp.	22,134,179	1.5
Acadia Healthcare Co., Inc.	21,881,866	1.5
Ciena Corp.	21,877,983	1.5
Cabela’s, Inc.	21,642,192	1.5
	$239,235,129	16.6%

*	All data are as of July 31, 2013. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Information Technology – 24.8%
Communications Equipment – 3.0%
Aruba Networks, Inc.(a)(b)	398,480	$7,084,974
Ciena Corp.(b)	991,749	21,877,983
Infinera Corp.(b)	1,273,770	13,896,831

		42,859,788

Computers & Peripherals – 1.1%
Synaptics, Inc.(b)	408,000	16,320,000

Internet Software & Services – 6.9%
CoStar Group, Inc.(b)	180,941	28,326,314
Dealertrack Technologies, Inc.(b)	627,986	23,486,676
Demandware, Inc.(b)	262,340	11,653,143
LogMeIn, Inc.(b)	332,310	9,876,253
Pandora Media, Inc.(a)(b)	647,930	11,883,036
Trulia, Inc.(a)(b)	359,660	13,400,932

		98,626,354

Semiconductors & Semiconductor Equipment – 6.1%
Cavium, Inc.(b)	502,620	18,375,787
Fairchild Semiconductor International, Inc.(b)	1,011,262	12,762,126
Power Integrations, Inc.	293,877	16,207,317
Semtech Corp.(b)	415,980	12,583,395
Teradyne, Inc.(b)	822,970	13,570,775
Veeco Instruments, Inc.(b)	421,783	14,661,177

		88,160,577

Software – 7.7%
Aspen Technology, Inc.(b)	450,193	14,649,280
Cadence Design Systems, Inc.(b)	1,227,296	17,893,976
Cyan, Inc.(a)(b)	258,253	2,680,666
FleetMatics Group PLC(a)(b)	523,146	19,701,678
Guidewire Software, Inc.(b)	459,220	20,095,467
PTC, Inc.(b)	738,580	20,000,747
Tableau Software, Inc. – Class A(b)	90,344	5,005,058
Ultimate Software Group, Inc.(b)	83,330	11,274,549

		111,301,421

		357,268,140

Industrials – 20.8%
Aerospace & Defense – 2.1%
Hexcel Corp.(b)	610,081	21,480,952
KEYW Holding Corp. (The)(a)(b)	697,103	8,943,831

		30,424,783

Building Products – 0.3%
Ply Gem Holdings, Inc.(b)	210,425	3,943,364

Commercial Services & Supplies – 1.2%
Interface, Inc.	879,110	16,694,299

Construction & Engineering – 1.5%
Dycom Industries, Inc.(b)	785,235	20,793,023

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.3%
Carlisle Cos., Inc.	269,074	$18,227,073

Machinery – 8.7%
Actuant Corp. – Class A	487,860	17,226,337
Chart Industries, Inc.(b)	214,632	24,403,658
IDEX Corp.	318,100	18,974,665
Lincoln Electric Holdings, Inc.	270,130	15,948,475
Middleby Corp.(b)	111,720	19,991,177
RBC Bearings, Inc.(b)	219,954	12,066,676
Valmont Industries, Inc.	119,922	16,745,908

		125,356,896

Marine – 1.5%
Kirby Corp.(b)	262,067	22,134,179

Professional Services – 1.4%
TrueBlue, Inc.(b)	726,838	19,406,575

Road & Rail – 1.4%
Genesee & Wyoming, Inc. – Class A(b)	230,520	20,668,423

Trading Companies & Distributors – 1.4%
United Rentals, Inc.(b)	362,740	20,792,257

		298,440,872

Health Care – 20.5%
Biotechnology – 5.7%
Celldex Therapeutics, Inc.(b)	350,827	7,184,937
Cepheid, Inc.(b)	132,695	4,627,075
Clovis Oncology, Inc.(b)	61,123	4,760,259
Coronado Biosciences, Inc.(b)	166,679	1,305,096
Cubist Pharmaceuticals, Inc.(b)	274,685	17,121,116
Hyperion Therapeutics, Inc.(a)(b)	252,792	6,332,440
Intercept Pharmaceuticals, Inc.(b)	103,657	4,852,184
Isis Pharmaceuticals, Inc.(a)(b)	227,578	6,565,625
Onyx Pharmaceuticals, Inc.(b)	62,353	8,186,949
Pharmacyclics, Inc.(b)	47,630	5,174,047
Puma Biotechnology, Inc.(b)	122,107	6,240,889
Synageva BioPharma Corp.(b)	101,682	4,890,904
TESARO, Inc.(b)	156,599	5,343,158

		82,584,679

Health Care Equipment & Supplies – 3.5%
Align Technology, Inc.(b)	434,480	18,700,019
HeartWare International, Inc.(b)	165,140	15,262,239
Sirona Dental Systems, Inc.(b)	162,512	11,473,347
TearLab Corp.(a)(b)	311,164	4,402,971

		49,838,576

Health Care Providers & Services – 5.1%
Acadia Healthcare Co., Inc.(b)	593,487	21,881,866
IPC The Hospitalist Co., Inc.(b)	256,919	12,941,010
Mednax, Inc.(b)	121,974	11,882,707

12	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Team Health Holdings, Inc.(b)	399,413	$16,064,391
WellCare Health Plans, Inc.(b)	170,039	10,377,480

		73,147,454

Life Sciences Tools & Services – 2.4%
ICON PLC(b)	502,045	19,690,205
PAREXEL International Corp.(b)	313,890	15,521,860

		35,212,065

Pharmaceuticals – 3.8%
Akorn, Inc.(b)	976,013	13,849,624
Jazz Pharmaceuticals PLC(b)	264,210	19,950,497
Pacira Pharmaceuticals, Inc./DE(a)(b)	489,260	16,600,592
Repros Therapeutics, Inc.(a)(b)	195,230	4,027,595

		54,428,308

		295,211,082

Consumer Discretionary – 18.6%
Distributors – 1.2%
LKQ Corp.(b)	635,487	16,567,146

Diversified Consumer Services – 2.7%
Bright Horizons Family Solutions, Inc.(b)	510,059	18,061,190
Capella Education Co.(b)	41,316	2,024,897
Grand Canyon Education, Inc.(b)	542,094	18,333,619

		38,419,706

Hotels, Restaurants & Leisure – 0.4%
Orient-Express Hotels Ltd. – Class A(b)	115,548	1,445,505
Panera Bread Co. – Class A(b)	29,895	4,993,960

		6,439,465

Internet & Catalog Retail – 2.4%
HomeAway, Inc.(b)	511,515	15,401,717
Shutterfly, Inc.(b)	352,261	18,877,667

		34,279,384

Media – 0.9%
National CineMedia, Inc.	745,901	13,508,267

Specialty Retail – 11.0%
Cabela’s, Inc.(b)	315,300	21,642,192
Conn’s, Inc.(a)(b)	366,070	23,655,443
Dick’s Sporting Goods, Inc.	206,110	10,596,115
Five Below, Inc.(a)(b)	269,932	10,489,558
Francesca’s Holdings Corp.(b)	552,092	13,725,007
Hibbett Sports, Inc.(a)(b)	305,003	17,888,426
Lumber Liquidators Holdings, Inc.(a)(b)	271,150	26,252,743
Mattress Firm Holding Corp.(a)(b)	406,631	16,610,876
Restoration Hardware Holdings, Inc.(b)	271,074	18,113,165

		158,973,525

		268,187,493

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 5.1%
Energy Equipment & Services – 2.3%
Dril-Quip, Inc.(b)	148,820	$13,529,226
Forum Energy Technologies, Inc.(a)(b)	209,018	6,036,440
Oceaneering International, Inc.	53,500	4,338,315
Oil States International, Inc.(b)	95,722	9,307,050

		33,211,031

Oil, Gas & Consumable Fuels – 2.8%
Emerald Oil, Inc.(b)	710,634	5,116,565
Laredo Petroleum Holdings, Inc.(b)	557,442	12,213,554
Matador Resources Co.(b)	792,985	10,388,103
Oasis Petroleum, Inc.(b)	301,196	12,662,280

		40,380,502

		73,591,533

Financials – 5.1%
Capital Markets – 2.0%
Affiliated Managers Group, Inc.(b)	75,870	13,683,155
Stifel Financial Corp.(b)	383,613	14,443,029

		28,126,184

Commercial Banks – 3.1%
Iberiabank Corp.	255,796	15,040,805
Signature Bank/New York NY(b)	167,819	15,363,830
SVB Financial Group(b)	162,938	14,211,452

		44,616,087

		72,742,271

Materials – 1.8%
Chemicals – 1.8%
PolyOne Corp.(a)	884,610	25,574,075

Consumer Staples – 0.7%
Food & Staples Retailing – 0.7%
Chefs’ Warehouse, Inc. (The)(b)	469,197	9,407,400

Total Common Stocks (cost $1,065,007,668)		1,400,422,866

SHORT-TERM INVESTMENTS – 2.9%
Investment Companies – 2.9%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.09%(c) (cost $41,948,485)	41,948,485	41,948,485

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $1,106,956,153)		1,442,371,351

14	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 7.5%
Investment Companies – 7.5%
AllianceBernstein Exchange Reserves – Class I, 0.07%(c) (cost $108,317,658)	108,317,658	$108,317,658

Total Investments – 107.8% (cost $1,215,273,811)		1,550,689,009
Other assets less liabilities – (7.8)%		(111,739,088)

Net Assets – 100.0%		$1,438,949,921

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,065,007,668)	$1,400,422,866	(a)
Affiliated issuers (cost $150,266,143—including investment of cash collateral for securities loaned of $108,317,658)	150,266,143
Receivable for investment securities sold	19,374,686
Receivable for capital stock sold	3,343,035
Interest and dividends receivable	42,804

Total assets	1,573,449,534

Liabilities
Payable for collateral received on securities loaned	105,940,035
Payable for investment securities purchased	22,709,654
Collateral due to Securities Lending Agent	2,377,623
Payable for capital stock redeemed	2,038,234
Advisory fee payable	894,587
Distribution fee payable	192,391
Transfer Agent fee payable	128,517
Administrative fee payable	17,341
Accrued expenses	201,231

Total liabilities	134,499,613

Net Assets	$1,438,949,921

Composition of Net Assets
Capital stock, at par	$60,358
Additional paid-in capital	1,070,728,006
Accumulated net investment loss	(6,984,519)
Accumulated net realized gain on investment transactions	39,730,878
Net unrealized appreciation on investments	335,415,198

	$1,438,949,921

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$452,253,382	9,605,221	$47.08	*

B	$5,328,319	144,266	$36.93

C	$60,273,889	1,621,744	$37.17

Advisor	$320,623,824	6,491,121	$49.39

R	$50,283,168	1,076,456	$46.71

K	$75,804,061	1,584,793	$47.83

I	$474,383,278	9,655,628	$49.13

(a)	Includes securities on loan with a value of $103,527,761 (see Note E).

*	The maximum offering price per share for Class A shares was $49.17 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2013

Investment Income
Dividends
Unaffiliated issuers	$2,656,393
Affiliated issuers	132,943
Interest	214
Securities lending income	1,889,607	$4,679,157

Expenses
Advisory fee (see Note B)	8,122,386
Distribution fee—Class A	1,010,933
Distribution fee—Class B	56,478
Distribution fee—Class C	477,257
Distribution fee—Class R	188,232
Distribution fee—Class K	137,702
Transfer agency—Class A	948,822
Transfer agency—Class B	17,450
Transfer agency—Class C	125,926
Transfer agency—Advisor Class	603,982
Transfer agency—Class R	88,523
Transfer agency—Class K	80,756
Transfer agency—Class I	357,369
Custodian	249,651
Printing	153,828
Registration fees	108,792
Legal	46,970
Administrative	45,004
Audit	40,032
Directors’ fees	6,301
Miscellaneous	51,084

Total expenses		12,917,478

Net investment loss		(8,238,321)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		53,501,166
Net change in unrealized appreciation/depreciation of investments		261,454,201

Net gain on investment transactions		314,955,367

Net Increase in Net Assets from Operations		$306,717,046

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013		Year Ended July 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(8,238,321)		$(4,530,540)
Net realized gain on investment transactions	53,501,166		37,555,923
Net change in unrealized appreciation/depreciation of investments	261,454,201		4,423,253

Net increase in net assets from operations	306,717,046		37,448,636
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(1,335,438)
Class C	– 0	–	(34,760)
Advisor Class	– 0	–	(644,272)
Class R	– 0	–	(71,508)
Class K	– 0	–	(58,481)
Class I	– 0	–	(1,787,050)
Net realized gain on investment transactions
Class A	(11,536,752)		(1,579,322)
Class B	(235,413)		(69,798)
Class C	(1,854,979)		(180,056)
Advisor Class	(6,593,078)		(505,656)
Class R	(1,126,963)		(108,945)
Class K	(1,689,067)		(69,800)
Class I	(7,882,890)		(1,373,430)
Capital Stock Transactions
Net increase	397,710,526		199,237,061
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	1,317,903

Total increase	673,508,430		230,185,084
Net Assets
Beginning of period	765,441,491		535,256,407

End of period (including accumulated net investment loss of ($6,984,519) and ($3,211,529), respectively)	$1,438,949,921		$765,441,491

See notes to financial statements.

18	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small Cap Growth Portfolio (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	19

Notes to Financial Statements

expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. Effective February 1, 2013, the Fund is closed to new investors except as described below. Current shareholders as of January 31, 2013, may continue to purchase additional Fund shares, including through reinvestment of dividends and capital gains distributions and exchanges. In addition, the following categories of shareholders and investors may continue to purchase Fund shares: (i) investors that have entered into a letter of intent prior to January 31, 2013; (ii) participants in group retirement plans that offer shares of the Fund as an investment option as of January 31, 2013; (iii) wrap fee programs or financial intermediaries charging asset-based fees that purchase shares on behalf of clients in existing accounts holding shares of the Fund as of January 31, 2013; and (iv) customers of certain other financial intermediaries as approved by the Adviser. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original

20	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	21

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2013:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,400,422,866		$	– 0	–	$	– 0	–	$1,400,422,866
Short-Term Investments	41,948,485			– 0	–		– 0	–	41,948,485
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	108,317,658			– 0	–		– 0	–	108,317,658

Total Investments in Securities	1,550,689,009			– 0	–		– 0	–	1,550,689,009
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$1,550,689,009		$	– 0	–	$	– 0	–	$1,550,689,009

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

22	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	23

Notes to Financial Statements

Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

During the period, the Fund paid the Adviser an annual rate of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2013, the reimbursement for such services amounted to $45,004.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account

24	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $716,745 for the year ended July 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $22,492 from the sale of Class A shares and received $14,002, $2,570 and $18,848 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2013.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended July 31, 2013 is as follows:

Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2013 (000)	Dividend Income (000)
$ 32,524	$475,613	$466,189	$41,948	$38

Brokerage commissions paid on investment transactions for the year ended July 31, 2013 amounted to $1,928,149, of which $6,354 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .27% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,284,852, $2,530,176, $267,527 and

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	25

Notes to Financial Statements

$218,223 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,143,950,992		$798,081,227
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,223,087,322

Gross unrealized appreciation	$334,021,212
Gross unrealized depreciation	(6,419,525)

Net unrealized appreciation	$327,601,687

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended July 31, 2013.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund

26	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2013, the Fund had securities on loan with a value of $103,527,761 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $108,317,658. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $1,889,607 and $94,752 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended July 31, 2013 is as follows:

Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2013 (000)	Dividend Income (000)
$ 99,024	$700,051	$690,757	$108,318	$95

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	27

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2013	Year Ended July 31, 2012

Class A
Shares sold	4,693,469	3,474,223	$185,623,832	$126,137,724

Shares issued in reinvestment of dividends and distributions	286,440	82,644	10,581,110	2,672,700

Shares converted from Class B	36,872	65,927	1,478,335	2,358,616

Shares redeemed	(2,980,422)	(2,410,150)	(120,805,763)	(84,603,205)

Net increase	2,036,359	1,212,644	$76,877,514	$46,565,835

Class B
Shares sold	10,457	21,267	$328,868	$604,671

Shares issued in reinvestment of dividends and distributions	7,801	2,607	227,167	67,640

Shares converted to Class A	(46,703)	(82,434)	(1,478,335)	(2,358,616)

Shares redeemed	(33,659)	(49,247)	(1,069,748)	(1,374,035)

Net decrease	(62,104)	(107,807)	$(1,992,048)	$(3,060,340)

Class C
Shares sold	720,018	594,587	$22,652,009	$17,737,519

Shares issued in reinvestment of dividends and distributions	51,758	7,525	1,515,985	196,098

Shares redeemed	(273,153)	(176,485)	(8,759,578)	(5,043,411)

Net increase	498,623	425,627	$15,408,416	$12,890,206

Advisor Class
Shares sold	4,633,386	3,201,886	$194,034,390	$120,814,667

Shares issued in reinvestment of dividends and distributions	111,944	22,899	4,331,092	772,406

Shares redeemed	(1,963,166)	(1,093,813)	(83,160,579)	(39,619,531)

Net increase	2,782,164	2,130,972	$115,204,903	$81,967,542

28	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2013	Year Ended July 31, 2012

Class R
Shares sold	719,615	415,711	$28,552,405	$15,094,432

Shares issued in reinvestment of dividends and distributions	30,713	5,601	1,126,868	180,451

Shares redeemed	(343,742)	(130,644)	(13,939,358)	(4,638,029)

Net increase	406,586	290,668	$15,739,915	$10,636,854

Class K
Shares sold	1,039,988	811,869	$42,034,330	$29,568,726

Shares issued in reinvestment of dividends and distributions	45,053	3,912	1,689,028	128,280

Shares redeemed	(382,857)	(229,158)	(15,691,808)	(8,129,428)

Net increase	702,184	586,623	$28,031,550	$21,567,578

Class I
Shares sold	5,624,842	2,887,816	$234,286,655	$106,207,258

Shares issued in reinvestment of dividends and distributions	205,033	94,337	7,881,466	3,160,281

Shares redeemed	(2,219,840)	(2,211,350)	(93,727,845)	(80,698,153)

Net increase	3,610,035	770,803	$148,440,276	$28,669,386

For the year ended July 31, 2012, the Fund received $1,317,903 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	29

Notes to Financial Statements

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2013.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 were as follows:

	2013			2012
Distributions paid from:
Ordinary income	$	– 0	–	$	– 0	–
Long-term capital gains		30,919,143			7,818,515

Total taxable distributions		$30,919,143			$7,818,515

As of July 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gain	$47,544,391
Accumulated capital and other losses	(6,984,519	)(a)
Unrealized appreciation/(depreciation)	327,601,685	(b)

Total accumulated earnings/(deficit)	$368,161,557

(a)

As of July 31, 2013, the Fund did not have any outstanding capital loss carryforwards. At July 31, 2013, the Fund had a qualified late-year ordinary loss deferral of $6,984,519, which is deemed to arise on August 1, 2013.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

30	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of July 31, 2013, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of passive foreign investment companies (PFICs), a net operating loss disallowance, and utilization of earnings and profits distributed to shareholders on redemption of shares, resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 37.62	$ 35.77	$ 25.36	$ 21.08	$ 26.69

Income From Investment Operations
Net investment loss(a)	(.36)	(.31)	(.37)	(.31)	(.24)
Net realized and unrealized gain (loss) on investment transactions	11.10	2.64	(b)	10.78	4.59	(5.37)

Net increase (decrease) in net asset value from operations	10.74	2.33	10.41	4.28	(5.61)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.23)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.48)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 47.08	$ 37.62	$ 35.77	$ 25.36	$ 21.08

Total Return
Total investment return based on net asset value(c)*	29.47%	6.73	%†	41.05%	20.30%	(21.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$452,253	$284,767	$227,339	$152,958	$146,038
Ratio to average net assets of:
Expenses	1.34%	1.33%	1.43%	1.60	%+	1.62%
Net investment loss	(.89)%	(.88)%	(1.13)%	(1.30	)%+	(1.28)%
Portfolio turnover rate	76%	88%	107%	93%	108%

See footnote summary on page 39.

32	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended July 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 30.01	$ 28.64	$ 20.47	$ 17.16	$ 21.92

Income From Investment Operations
Net investment loss(a)	(.52)	(.48)	(.52)	(.42)	(.34)
Net realized and unrealized gain (loss) on investment transactions	8.72	2.11	(b)	8.69	3.73	(4.42)

Net increase (decrease) in net asset value from operations	8.20	1.63	8.17	3.31	(4.76)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.26)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 36.93	$ 30.01	$ 28.64	$ 20.47	$ 17.16

Total Return
Total investment return based on net asset value(c)*	28.45%	5.83	%†	39.91%	19.29%	(21.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,329	$6,194	$8,999	$9,568	$12,471
Ratio to average net assets of:
Expenses	2.12%	2.18%	2.29%	2.45	%+	2.51%
Net investment loss	(1.63)%	(1.73)%	(1.99)%	(2.16	)%+	(2.16)%
Portfolio turnover rate	76%	88%	107%	93%	108%

See footnote summary on page 39.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 30.18	$ 28.83	$ 20.60	$ 17.25	$ 22.02

Income From Investment Operations
Net investment loss(a)	(.53)	(.46)	(.51)	(.41)	(.33)
Net realized and unrealized gain (loss) on investment transactions	8.80	2.12	(b)	8.74	3.76	(4.44)

Net increase (decrease) in net asset value from operations	8.27	1.66	8.23	3.35	(4.77)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.06)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.31)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 37.17	$ 30.18	$ 28.83	$ 20.60	$ 17.25

Total Return
Total investment return based on net asset value(c)*	28.52%	5.93	%†	39.95%	19.42%	(21.66)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,274	$33,894	$20,107	$13,677	$13,246
Ratio to average net assets of:
Expenses	2.08%	2.08%	2.19%	2.37	%+	2.41%
Net investment loss	(1.64)%	(1.64)%	(1.90)%	(2.08	)%+	(2.07)%
Portfolio turnover rate	76%	88%	107%	93%	108%

See footnote summary on page 39.

34	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 39.30	$ 37.36	$ 26.43	$ 21.90	$ 27.65

Income From Investment Operations
Net investment loss(a)	(.27)	(.23)	(.28)	(.26)	(.20)
Net realized and unrealized gain (loss) on investment transactions	11.64	2.76	(b)	11.21	4.79	(5.55)

Net increase (decrease) in net asset value from operations	11.37	2.53	10.93	4.53	(5.75)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.34)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.59)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 49.39	$ 39.30	$ 37.36	$ 26.43	$ 21.90

Total Return
Total investment return based on net asset value(c)*	29.82%	7.03	%†	41.36%	20.68%	(20.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$320,624	$145,773	$58,959	$18,067	$18,439
Ratio to average net assets of:
Expenses	1.07%	1.05%	1.10%	1.33	%+	1.35%
Net investment loss	(.64)%	(.61)%	(.81)%	(1.03	)%+	(1.00)%
Portfolio turnover rate	76%	88%	107%	93%	108%

See footnote summary on page 39.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 37.42	$ 35.61	$ 25.30	$ 21.04	$ 26.66

Income From Investment Operations
Net investment loss(a)	(.45)	(.41)	(.44)	(.34)	(.25)
Net realized and unrealized gain (loss) on investment transactions	11.02	2.65	(b)	10.75	4.60	(5.37)

Net increase (decrease) in net asset value from operations	10.57	2.24	10.31	4.26	(5.62)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.18)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.43)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 46.71	$ 37.42	$ 35.61	$ 25.30	$ 21.04

Total Return
Total investment return based on net asset value(c)*	29.17%	6.48	%†	40.75%	20.25%	(21.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,283	$25,065	$13,504	$6,845	$2,957
Ratio to average net assets of:
Expenses	1.55%	1.60%	1.63%	1.69	%+	1.70%
Net investment loss	(1.12)%	(1.16)%	(1.33)%	(1.39	)%+	(1.35)%
Portfolio turnover rate	76%	88%	107%	93%	108%

See footnote summary on page 39.

36	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended July 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 38.16	$ 36.24	$ 25.66	$ 21.27	$ 26.88

Income From Investment Operations
Net investment loss(a)	(.33)	(.31)	(.35)	(.26)	(.21)
Net realized and unrealized gain (loss) on investment transactions	11.28	2.71	(b)	10.93	4.65	(5.40)

Net increase (decrease) in net asset value from operations	10.95	2.40	10.58	4.39	(5.61)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.23)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.48)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 47.83	$ 38.16	$ 36.24	$ 25.66	$ 21.27

Total Return
Total investment return based on net asset value(c)*	29.60%	6.83	%†	41.23%	20.64%	(20.87)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,804	$33,677	$10,725	$6,858	$5,323
Ratio to average net assets of:
Expenses	1.21%	1.25%	1.32%	1.37	%+	1.44%
Net investment loss	(.78)%	(.83)%	(1.03)%	(1.07	)%+	(1.10)%
Portfolio turnover rate	76%	88%	107%	93%	108%

See footnote summary on page 39.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended July 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 39.05	$ 37.09	$ 26.18	$ 21.63	$ 27.24

Income From Investment Operations
Net investment loss(a)	(.21)	(.18)	(.24)	(.18)	(.15)
Net realized and unrealized gain (loss) on investment transactions	11.57	2.74	(b)	11.15	4.73	(5.46)

Net increase (decrease) in net asset value from operations	11.36	2.56	10.91	4.55	(5.61)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.35)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.28)	(.25)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.28)	(.60)	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 49.13	$ 39.05	$ 37.09	$ 26.18	$ 21.63

Total Return
Total investment return based on net asset value(c)*	29.98%	7.16	%†	41.67%	21.04%	(20.59)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$474,383	$236,071	$195,623	$187,866	$159,368
Ratio to average net assets of:
Expenses	.92%	.94%	1.00%	1.04	%+	1.12%
Net investment loss	(.51)%	(.49)%	(.70)%	(.74	)%+	(.78)%
Portfolio turnover rate	76%	88%	107%	93%	108%

See footnote summary on page 39.

38	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Includes $.08 per share attributed to third party regulatory settlements.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2013, July 31, 2012, July 31, 2011, July 31, 2010 and July 31, 2009 by 0.08%, 0.01%, 0.04%, 0.12% and 0.13%, respectively.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended July 31, 2012 by 0.20%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	39

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

AllianceBernstein Cap Fund, Inc.

and Shareholders of AllianceBernstein Small Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Small Cap Growth Portfolio (the “Fund”), one of the portfolios comprising AllianceBernstein Cap Fund, Inc., including the portfolio of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small Cap Growth Portfolio of AllianceBernstein Cap Fund, Inc. at July 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2013

40	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended July 31, 2013.

For the taxable year ended July 31, 2013 the Fund designates $2,650,366 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	41

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2), Senior Vice President

N. Kumar Kirpalani(2) , Vice President

Samantha S. Lau(2) , Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

42	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	43

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 81 (1992) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (1994)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

44	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	45

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

46	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services, and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds.

He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.

		100	Greenbacker Renewable Energy Company, LLC (renewable energy and energy efficient projects). Since August 2013

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	47

Management of the Fund

NAME, ADDRESS* AND AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

48	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	49

Management of the Fund

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 47	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

N. Kumar Kirpalani 59	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Samantha S. Lau 40	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2008.

Wen-Tse Tseng 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS,** with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

50	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	51

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in

52	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2000 Growth Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2013. The directors noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and the Performance Universe for the 3- and 10-year periods, and in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 5-year period. The Portfolio lagged the Index in the 1-year period but outperformed it in the 3-, 5- and 10-year periods. Based on their review, and their discussion with the Adviser of the reasons for the Portfolio’s performance in the 1-year period, the directors concluded that the Portfolio’s performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that, although the institutional fee schedule started at a rate different from the Portfolio’s starting fee rate, it had more breakpoints at lower asset levels than the fee schedule applicable to the Portfolio. The application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate similar to the rate being paid by the Portfolio (including the impact of the expense

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	53

reimbursement to the Adviser pursuant to the Advisory Agreement). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information indicating that the fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising registered investment companies with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

54	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Portfolio’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	55

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Cap Portfolio, Inc. (the “Portfolio”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Portfolio for the Directors of the Portfolio, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual Portfolio companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

56	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of Portfolios with almost all Portfolios in each category having the same advisory fee schedule.4 Also shown are the Portfolio’s net assets on March 31, 2013.

Category	Advisory Fee[5]	Net Assets 3/31/13 ($MIL)	Portfolio
Growth	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$1,254.7	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $63,669 (0.011% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s annualized semi-annual total expense ratios:6

Portfolio	Total Expense Ratio[7]			Fiscal Year End
Small Cap Growth Portfolio	Advisor Class A Class B Class C Class R Class K Class I	1.03 1.30 2.10 2.04 1.57 1.22 0.93	% % % % % % %	July 31 (ratios as of January 31, 2013)

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Portfolios, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	57

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Portfolio Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual Portfolios managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual Portfolio since establishing a new mutual Portfolio requires a large upfront investment and it may take a long time for the Portfolio to achieve profitability since the Portfolio must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual Portfolio industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual Portfolios and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

58	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2013 net assets.9

Portfolio	Net Assets 3/31/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$1,254.7	Small Cap Growth 1.00% on 1st $50 million 0.85% on next $50 million 0.75% on the balance Minimum account size: $25 m	0.764%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Portfolio, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.10 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio:

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other Portfolio families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	59

what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2013 net assets.

Portfolio		Fee Schedule	Effective Sub-advised Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	Client #1[11]	0.60% on the first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.590%	0.750%

	Client #2	0.65% on the first $25 million 0.60% on the next $75 million 0.55% on the balance	0.555%	0.750%

	Client #3	0.45% of average daily net assets	0.450%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL PORTFOLIO COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual

11	The client is an affiliate of the Adviser.

12	The Supreme Court cautioned against accepting mutual Portfolio fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

60	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable Portfolios. Lipper’s standard methodology for screening Portfolios to be included in an EG entails the consideration of several Portfolio criteria, including Portfolio type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty Portfolios.

Portfolio	Contractual Management Fee (%)[15]	Lipper EG Median (%)	Lipper EG Rank
Small Cap Growth Portfolio	0.750	0.830	5/17

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all Portfolios that have the same investment classifications/objective and load type as the subject Portfolio. Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small Cap Growth Portfolio	1.329	1.370	6/17	1.389	23/70

13	Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized Portfolios that have relatively large average account sizes. There are limitations to Lipper expense category data because different Portfolios categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

16	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	61

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Portfolios or approximately $19 million for distribution services and educational support (revenue sharing payments).

62	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $21,105, $1,071,220 and $10,289 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $478,587 in fees from the Portfolio.

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. These credits and charges are not being passed onto any SCB client. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	63

independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Portfolios managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various Portfolio characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (Portfolio size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by Portfolio AUM, family AUM, index Portfolio indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Portfolios to similar Portfolios managed by 19 other large asset managers, regardless of the Portfolio size and each Adviser’s proportion of mutual Portfolio assets to non-mutual Portfolio assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual Portfolio fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for Portfolios with larger asset sizes and Portfolios from larger family sizes compared to Portfolios with smaller asset sizes and Portfolios from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as Portfolios surpassed a certain high level of assets.

64	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	7.44	8.88	8.88	14/17	54/81
3 year	20.05	16.05	15.27	1/17	2/71
5 year	10.18	8.22	7.08	6/16	6/63
10 year	12.20	10.97	10.77	2/15	4/48

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2013 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	7.44	20.05	10.18	12.20	9.80	21.10	0.57	10
Russell 2000 Growth Index	11.17	15.77	7.83	11.22	N/A	20.63	0.53	10
Inception Date: February 12, 1969

20	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. It should be noted that performance returns of the Portfolio were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a Portfolio’s return in excess of the riskless return by the Portfolio’s standard deviation. A Portfolio with a greater volatility would be viewed as more risky than a Portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky Portfolio. A Portfolio with a higher Sharpe Ratio would be viewed as better performing than a Portfolio with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	65

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

66	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund*

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund*

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund*

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund. Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO •	67

AllianceBernstein Family of Funds

NOTES

68	• ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SCG-0151-0713

ANNUAL REPORT

AllianceBernstein Market Neutral Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

July 31, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

September 13, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Market Neutral Strategy – U.S. (the “U.S. Strategy”) and Market Neutral Strategy – Global (the “Global Strategy”) (each a “Strategy”, and collectively, the “Strategies”), for the annual reporting period ended July 31, 2013.

Investment Objective and Policies

The Strategies’ investment objective is to seek long-term growth of capital independent of stock market direction.

The Board of Directors of AllianceBernstein Cap Fund, Inc. recently approved proposals to change the Strategies’ investment policies and strategies to permit each Strategy to significantly increase its aggregate investment exposure as a proportion of its net assets (i.e., to be more highly leveraged) and to achieve its long and short exposure primarily or exclusively through the use of derivative instruments. These changes became effective, and each Strategy’s portfolio was transitioned, in early August.

The U.S. Strategy seeks to limit market risk by balancing “long” and “short” positions. To do this, the U.S. Strategy will buy, or take long positions in, equity securities of U.S. companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. The Global Strategy seeks to limit global equity market risk by balancing “long” and “short” positions. To do this, the Global Strategy will buy, or take long positions in, equity securities of U.S. and non U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and exchange-traded funds (“ETFs”) that invest primarily in equity securities. The Strategies will be highly diversified and may invest across different industries, sectors and regions. While the Strategies will not target issuers of a particular size, most issuers will have larger capitalizations.

Under normal circumstances, the Global Strategy invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Global Strategy invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Global Strategy expects to allocate its investments among eight geographic “sleeves,” with the size of the allocation depending upon the Adviser’s assessment of relative risks and returns. The sleeves are: the U.S.; Canada; Japan; Asia (other than Japan); the United Kingdom; Europe (other than the United Kingdom); Oceania (Australia and New Zealand); and the emerging markets. Each Strategy intends to maintain approximately equal dollar exposures invested in long and short positions under normal circumstances. Each Strategy will generally be highly leveraged, with aggregate exposure

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	1

(long and short) substantially in excess of its net assets. In general, leverage will increase in times of relatively low market volatility and decrease in times of higher market volatility, thereby maintaining a relatively constant risk level for each Strategy.

The Strategies’ exposures may be achieved primarily or entirely through the use of derivatives, such as swaps, options, futures and forwards. For example, the Strategies may achieve long or short exposure to a particular equity security through a swap relating to that security. Derivatives may provide more efficient and economical, as well as significantly larger, exposure to equity markets than is possible through direct long investments or short selling. The Adviser will consider the impact of derivatives in making its assessments of the Strategies’ risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Global Strategy’s securities positions when it finds the currency exposure unattractive. The Adviser may also decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Global Strategy may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Strategies expect to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategies’ performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The tables on pages 7 and 11 show the Strategies’ performance compared to their benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month U.S. Treasury Bill (“T-Bill”) Index, and the Lipper Equity Market Neutral Funds Average (the “Lipper Average”) for the six- and 12-month periods ended July 31, 2013. Funds in the Lipper Average have generally similar investment objectives to the Strategies, although some may have different investment policies and sales and management fees.

For both periods, all share classes of the U.S. Strategy declined in absolute terms and underperformed the benchmark and Lipper Average. For the six-month period, all share classes of the Global Strategy declined in absolute terms and underperformed the benchmark and Lipper Average. For the 12-month period, Class C shares declined in absolute terms, while the other share classes rose or

2	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

registered flat returns. All share classes, except Class C and R shares outperformed the benchmark, however, all share classes underperformed the Lipper Average.

While many of the techniques deployed by the Strategies delivered positive returns, the Strategies were adversely affected by an overly defensive positioning and low exposure to some of the expensive, ultra-high growth companies that experienced a reversal in performance during the six-month period. In particular, the U.S. Strategy benefited from select value bias, being long companies which the Market Neutral Investment Team (the “Team”) believes have attractive price/book ratio, free cash flow yield valuations, and emphasis on companies with shareholder-friendly capital use policies. However, the U.S. Strategy’s exposure to highly-profitable firms was not rewarded, as investors began to anticipate economic recovery and bid up companies with depressed profitability. This had the most significant impact during the six-month period, while more generally affecting the 12-month performance.

The Global Strategy’s performance was likewise hurt by insufficient exposure to companies with depressed profitability, which experienced strong performance during the six-month period. This was most pronounced in Europe, where anticipation of economic recovery caused substantial outperformance. Additionally, the Global Strategy was hurt by ownership of Japanese exporters. In particular, the substantial economic slowdown in China and continuing political tensions between

China and Japan had an adverse impact on these companies.

Both the U.S. and Global Strategies were hurt during the first quarter of 2013 by a strong rally in defensive, high dividend yield stocks. In many cases these companies were already trading at elevated valuation multiples and had subpar growth prospects. However, investor demand for yield caused a substantial rally which hurt the Strategies’ short positions. The final detractor to performance came from the purchase of put options, which the Team felt was prudent given the market run-up and the Team’s pessimistic view on corporate earnings during the first half of 2013. However, the market rallied, which caused the Strategies’ put options to expire out of the money (with no intrinsic value).

Derivatives used by both Strategies included total return swaps, and purchased and written options, for investment purposes, which had an immaterial impact on returns, during both periods.

During both periods, both Strategies have had gross leverage (defined as the sum of total dollar invested on the long side and total dollar invested on the short side, divided by net dollar value of the Strategy) of around 200%. The primary purpose of the leverage was to reduce correlation with the equity market by maintaining a very low level of net exposure. This objective was met, as the Strategies realized low beta to the investable universe. The secondary objective of leverage is to generate excess returns by shorting stocks that underperform the overall market. This objective was not met, as short sales detracted modestly from the overall returns of the Strategies.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	3

Market Review and Investment Strategy

Much of the market performance during the six- and 12-month periods has been characterized by an anticipatory rally in the developed markets, with significant underperformance in emerging markets and related energy and commodity sectors. The relatively weak corporate earnings growth in the developed markets had a limited impact on overall market performance. The most effective investment strategies during both periods emphasized companies that would benefit from a recovery in consumer spending, higher interest rates, and growth in financial credit. On the flip side, companies and sectors that have undertaken aggressive capital spending programs substantially underperformed. Their underperformance was tied to continuing uncertainty in the market over the long-term sources of economic growth. As a result, substantial capacity investment was viewed by the Team as a significant risk to future profit margins.

The general tenor of the market has vacillated from rewarding economically-insensitive companies that offer high dividend yield, as was the case in the first-quarter of 2013, to focusing on better economic prospects and higher interest rates during most of the second quarter of 2013. The case for economic recovery was amplified by accommodative monetary policies around the world. This was evidenced by a recovery of the housing market in the U.S., and the substantial economic growth appreciation in parts of Europe and emerging markets. Japan’s central bank efforts to weaken the yen benefitted Japanese exporters, causing an expansion of their profit margins. Finally, and perhaps most importantly, the Team believes that such monetary actions reduced the level of risk perceived by general investors in the market.

4	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® 3-Month U.S. T-Bill Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML U.S. 3-Month T-Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Strategies.

A Word About Risk

Market Risk: The value of the Strategies’ assets will fluctuate as the equity market fluctuates. The value of the Strategies’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategies’ investments or reduce their returns.

Leverage Risk: To the extent the Strategies use leveraging techniques, their net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategies’ investments.

Short Sale Risk: The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategies will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategies). In contrast, the risk of loss from a long position is limited to the Strategies’ investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Strategies will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

ETF Risk: ETFs are investment companies. When the Strategies invest in an ETF, the Strategies bear their share of the ETF’s expenses and run the risk that the ETF may not achieve its investment objective.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategies from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market risk tend to involve greater liquidity risk.

Active Trading Risk: A higher rate of portfolio turnover increases transaction costs, which may negatively affect portfolio returns and may also result in substantial short-term gains, which may result in adverse tax consequences for shareholders.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Management Risk: The Strategies are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions. The Adviser also relies on its own quantitative models, which depend upon complex mathematical calculations and the correctness of certain historical correlations. There is no guarantee that the Adviser’s techniques, including the models, will produce the intended results.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategies will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Disclosures and Risks

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Market Neutral Strategy – U.S.
Class A	-0.99%	-1.90%

Class C	-1.40%	-2.51%

Advisor Class†	-0.88%	-1.50%

Class R†	-1.09%	-2.00%

Class K†	-0.98%	-1.79%

Class I†	-0.88%	-1.59%

BofA ML 3-Month U.S. T-Bill Index	0.05%	0.11%

Lipper Equity Market Neutral Funds Average	0.80%	2.01%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	7

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/3/10* TO 7/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Market Neutral Strategy – U.S. Class A shares (from 8/3/10* to 7/31/13) as compared to the performance of the Strategy’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 8/03/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.90%	-6.10%
Since Inception*	0.28%	-1.15%

Class C Shares
1 Year	-2.51%	-3.48%
Since Inception*	-0.36%	-0.36%

Advisor Class Shares**
1 Year	-1.50%	-1.50%
Since Inception*	0.64%	0.64%

Class R Shares**
1 Year	-2.00%	-2.00%
Since Inception*	0.14%	0.14%

Class K Shares**
1 Year	-1.79%	-1.79%
Since Inception*	0.41%	0.41%

Class I Shares**
1 Year	-1.59%	-1.59%
Since Inception*	0.63%	0.63%

The Strategy’s current prospectus fee table shows the Strategy’s total annual expense ratios as 9.05%, 13.19%, 9.44%, 11.08%, 10.96%, and 10.53% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, excluding expenses associated with securities sold short, to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25%, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through November 1, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 8/3/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	9

Historical Performance

MARKET NEUTRAL STRATEGY – U.S.

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.90%
Since Inception*	-1.29%

Class C Shares
1 Year	-4.44%
Since Inception*	-0.48%

Advisor Class Shares**
1 Year	-2.54%
Since Inception*	0.52%

Class R Shares**
1 Year	-2.96%
Since Inception*	0.04%

Class K Shares**
1 Year	-2.75%
Since Inception*	0.28%

Class I Shares**
1 Year	-2.45%
Since Inception*	0.54%

*	Inception date: 8/3/2010.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

10	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Market Neutral Strategy – Global
Class A	-0.77%	0.29%

Class C	-1.08%	-0.39%

Advisor Class†	-0.76%	0.48%

Class R†	-0.87%	0.00%

Class K†	-0.77%	0.29%

Class I†	-0.67%	0.48%

BofA ML 3-Month T-Bill U.S. Index	0.05%	0.11%

Lipper Equity Market Neutral Average	0.80%	2.01%

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	11

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 8/3/10* TO 7/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Market Neutral Strategy – Global Class A shares (from 8/3/10* to 7/31/13) as compared to the performance of the Strategy’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 8/3/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	0.29%	-4.00%
Since Inception*	1.26%	-0.19%

Class C Shares
1 Year	-0.39%	-1.39%
Since Inception*	0.53%	0.53%

Advisor Class Shares**
1 Year	0.48%	0.48%
Since Inception*	1.52%	1.52%

Class R Shares**
1 Year	0.00%	0.00%
Since Inception*	1.03%	1.03%

Class K Shares**
1 Year	0.29%	0.29%
Since Inception*	1.29%	1.29%

Class I Shares**
1 Year	0.48%	0.48%
Since Inception*	1.55%	1.55%

The Strategy’s current prospectus fee table shows the Strategy’s total annual expense ratios as 8.19%, 8.72%, 7.75%, 8.97%, 8.71%, and 6.71% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, excluding expenses associated with securities sold short, to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30%, for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through November 1, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 8/3/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	13

Historical Performance

MARKET NEUTRAL STRATEGY – GLOBAL

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.46%
Since Inception*	-0.33%

Class C Shares
1 Year	-1.97%
Since Inception*	0.41%

Advisor Class Shares**
1 Year	0.00%
Since Inception*	1.43%

Class R Shares**
1 Year	-0.49%
Since Inception*	0.92%

Class K Shares**
1 Year	-0.19%
Since Inception*	1.19%

Class I Shares**
1 Year	0.10%
Since Inception*	1.46%

*	Inception date: 8/3/2010.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

14	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Market Neutral Strategy – U.S.

	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$990.10	$17.66	3.58%
Hypothetical**	$1,000	$1,007.04	$17.82	3.58%
Class C
Actual	$1,000	$986.00	$21.91	4.45%
Hypothetical**	$1,000	$1,002.73	$22.10	4.45%
Advisor Class
Actual	$1,000	$991.20	$17.63	3.57%
Hypothetical**	$1,000	$1,007.09	$17.77	3.57%
Class R
Actual	$1,000	$989.10	$19.38	3.93%
Hypothetical**	$1,000	$1,005.31	$19.54	3.93%
Class K
Actual	$1,000	$990.20	$17.91	3.63%
Hypothetical**	$1,000	$1,006.79	$18.06	3.63%
Class I
Actual	$1,000	$991.20	$16.69	3.38%
Hypothetical**	$1,000	$1,008.03	$16.83	3.38%

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	15

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Market Neutral Strategy – Global

	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$992.30	$25.98	5.26%
Hypothetical**	$1,000	$998.71	$26.07	5.26%
Class C
Actual	$1,000	$989.20	$29.79	6.04%
Hypothetical**	$1,000	$994.84	$29.87	6.04%
Advisor Class
Actual	$1,000	$992.40	$25.05	5.07%
Hypothetical**	$1,000	$999.65	$25.14	5.07%
Class R
Actual	$1,000	$991.30	$27.01	5.47%
Hypothetical**	$1,000	$997.67	$27.09	5.47%
Class K
Actual	$1,000	$992.30	$25.88	5.24%
Hypothetical**	$1,000	$998.81	$25.97	5.24%
Class I
Actual	$1,000	$993.30	$24.71	5.00%
Hypothetical**	$1,000	$1,000.00	$24.79	5.00%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

16	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Expense Example

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO SUMMARY

July 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4.7

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	16.3%	-15.0%
Consumer Staples	12.6	-13.7
Energy	5.6	-4.4
Financials	13.4	-10.5
Funds and Investment Trusts	—	-5.7
Health Care	13.5	-11.4
Industrials	17.9	-15.4
Information Technology	14.7	-12.4
Materials	5.4	-7.6
Telecommunication Services	—	-1.2
Utilities	0.5	-1.2

TEN LARGEST HOLDINGS*
Long		Short
Company		Company

JM Smucker Co. (The)	2.0%	SPDR S&P 500 ETF Trust	-5.7%
Visa, Inc.	1.9	AutoZone, Inc.	-1.3
Northrop Grumman Corp.	1.8	Aflac, Inc.	-1.3
Kroger Co. (The)	1.8	L Brands, Inc.	-1.3
Raytheon Co.	1.8	PNC Financial Services Group, Inc. (The)	-1.3
Home Depot, Inc. (The)	1.8	OGE Energy Corp.	-1.2
TJX Cos., Inc.	1.7	General Mills, Inc.	-1.2
Exxon Mobil Corp.	1.7	United Technologies Corp.	-1.2
Cintas Corp.	1.6	Paychex, Inc.	-1.2
Pfizer, Inc.	1.6	BB&T Corp.	-1.2

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	17

Portfolio Summary

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO SUMMARY

July 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $29.9

SECTOR BREAKDOWN*
	Long	Short

Consumer Discretionary	15.5%	-13.6%
Consumer Staples	9.5	-10.6
Energy	6.7	-7.1
Financials	17.3	-15.8
Funds and Investment Trusts	—	-1.9
Health Care	8.8	-7.2
Industrials	17.8	-18.0
Information Technology	9.1	-6.7
Materials	5.6	-6.8
Telecommunication Services	2.5	-2.0
Utilities	1.6	-2.1

NET COUNTRY EXPOSURE (TOP THREE)*
Long		Short

Singapore	1.1%	France	-0.7%
United States	0.8	Switzerland	-0.7
United Kingdom	0.7	Hong Kong	-0.7

TEN LARGEST HOLDINGS*
Long		Short

Company		Company

Schindler Holding AG	0.7%	SPDR S&P 500 ETF Trust	-1.9%
Distribuidora Internacional de Alimentacion SA	0.7	Julius Baer Group Ltd.	-0.6
JM Smucker Co. (The)	0.7	Eurazeo	-0.5
Northrop Grumman Corp.	0.7	Dentsu, Inc.	-0.5
Kroger Co. (The)	0.7	Casino Guichard Perrachon SA	-0.5
Raytheon Co.	0.6	Terumo Corp.	-0.5
TJX Cos., Inc.	0.6	JCDecaux SA	-0.5
Roche Holding AG - Bearer	0.6	Deutsche Telekom AG	-0.5
BNP Paribas SA	0.6	Tobu Railway Co., Ltd.	-0.5
Home Depot, Inc. (The)	0.6	Pearson PLC	-0.5

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are abased on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

18	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Portfolio Summary

MARKET NEUTRAL STRATEGY – U.S.

PORTFOLIO OF INVESTMENTS

July 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.9%
Industrials – 17.9%
Aerospace & Defense – 4.5%
Northrop Grumman Corp.	944	$86,904
Raytheon Co.	1,195	85,849
Rockwell Collins, Inc.	546	38,859

		211,612

Air Freight & Logistics – 1.4%
United Parcel Service, Inc. – Class B	755	65,534

Airlines – 0.7%
United Continental Holdings, Inc.(a)	961	33,491

Commercial Services & Supplies – 3.4%
Cintas Corp.(b)	1,625	77,204
Stericycle, Inc.(a)(b)	380	44,057
Tyco International Ltd.(b)	1,142	39,753

		161,014

Construction & Engineering – 0.7%
Aecom Technology Corp.(a)(b)	944	32,002

Electrical Equipment – 2.4%
Hubbell, Inc. – Class B(b)	437	46,912
Rockwell Automation, Inc.(b)	707	68,473

		115,385

Industrial Conglomerates – 0.4%
Danaher Corp.(b)	319	21,481

Machinery – 4.4%
Dover Corp.	420	35,969
IDEX Corp.	478	28,513
Ingersoll-Rand PLC(b)	933	56,959
Pall Corp.(b)	725	50,721
Toro Co. (The)	754	37,157

		209,319

		849,838

Consumer Discretionary – 16.3%
Distributors – 0.6%
Genuine Parts Co.	342	28,041

Hotels, Restaurants & Leisure – 3.6%
Bally Technologies, Inc.(a)(b)	784	56,197
Dunkin’ Brands Group, Inc.	805	34,776
International Game Technology	2,007	37,069
Starbucks Corp.	611	43,528

		171,570

Household Durables – 1.3%
Jarden Corp.(a)	1,433	65,159

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	19

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.9%
Liberty Interactive Corp. – Class A(a)	1,707	$41,753

Media – 1.3%
Discovery Communications, Inc. – Class C(a)(b)	458	33,279
Starz – Class A(a)	1,225	27,648

		60,927

Multiline Retail – 0.7%
Dollar Tree, Inc.(a)	596	31,975

Specialty Retail – 4.9%
Home Depot, Inc. (The)	1,069	84,483
O’Reilly Automotive, Inc.(a)	293	36,701
Staples, Inc.	1,704	29,002
TJX Cos., Inc.	1,587	82,588

		232,774

Textiles, Apparel & Luxury Goods – 3.0%
Carter’s, Inc.(b)	644	45,930
Hanesbrands, Inc.	772	48,991
NIKE, Inc. – Class B	736	46,309

		141,230

		773,429

Information Technology – 14.7%
Communications Equipment – 2.4%
Cisco Systems, Inc.(b)	2,683	68,551
Harris Corp.	812	46,341

		114,892

Computers & Peripherals – 0.6%
Western Digital Corp.	409	26,332

Internet Software & Services – 2.1%
AOL, Inc.(a)(b)	1,419	52,276
VeriSign, Inc.(a)	1,000	47,840

		100,116

IT Services – 5.4%
CoreLogic, Inc./United States(a)	1,383	38,586
DST Systems, Inc.(b)	798	55,884
Fiserv, Inc.(a)(b)	410	39,458
Jack Henry & Associates, Inc.	651	31,443
Visa, Inc. – Class A(b)	501	88,682

		254,053

Semiconductors & Semiconductor Equipment – 3.1%
Analog Devices, Inc.(b)	1,126	55,579
Applied Materials, Inc.(b)	3,625	59,124
KLA-Tencor Corp.	559	32,774

		147,477

20	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.1%
Rovi Corp.(a)	1,376	$31,001
Synopsys, Inc.(a)	625	23,150

		54,151

		697,021

Health Care – 13.5%
Biotechnology – 1.7%
Amgen, Inc.(b)	380	41,150
Gilead Sciences, Inc.(a)(b)	670	41,172

		82,322

Health Care Equipment & Supplies – 1.9%
Abbott Laboratories(b)	996	36,484
Becton Dickinson and Co.(b)	499	51,756

		88,240

Health Care Providers & Services – 5.5%
AmerisourceBergen Corp. – Class A	1,169	68,118
CIGNA Corp.	362	28,175
LifePoint Hospitals, Inc.(a)	452	22,220
McKesson Corp.(b)	468	57,405
VCA Antech, Inc.(a)	837	24,072
WellPoint, Inc.(b)	738	63,143

		263,133

Life Sciences Tools & Services – 0.8%
Illumina, Inc.(a)	471	37,595

Pharmaceuticals – 3.6%
Eli Lilly & Co.(b)	708	37,602
Merck & Co., Inc.	1,136	54,721
Pfizer, Inc.	2,623	76,670

		168,993

		640,283

Financials – 13.4%
Capital Markets – 0.5%
Affiliated Managers Group, Inc.(a)	135	24,348

Commercial Banks – 4.1%
East West Bancorp, Inc.	2,381	73,406
US Bancorp/MN	1,325	49,449
Wells Fargo & Co.(b)	1,650	71,775

		194,630

Consumer Finance – 1.2%
Discover Financial Services(b)	1,159	57,382

Diversified Financial Services – 0.4%
JPMorgan Chase & Co.(b)	370	20,620

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	21

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 7.2%
Allied World Assurance Co. Holdings AG	776	$73,448
American International Group, Inc.(a)(b)	1,309	59,573
Aspen Insurance Holdings Ltd.	1,046	39,215
Assurant, Inc.(b)	832	45,061
Chubb Corp. (The)(b)	575	49,737
Everest Re Group Ltd.	259	34,584
Prudential Financial, Inc.	473	37,353

		338,971

		635,951

Consumer Staples – 12.6%
Beverages – 2.0%
Brown-Forman Corp. – Class B(b)	715	51,845
PepsiCo, Inc.	516	43,107

		94,952

Food & Staples Retailing – 3.3%
Costco Wholesale Corp.	596	69,905
Kroger Co. (The)	2,194	86,158

		156,063

Food Products – 4.9%
Bunge Ltd.	714	54,271
ConAgra Foods, Inc.(b)	738	26,723
JM Smucker Co. (The)	848	95,417
Tyson Foods, Inc. – Class A	2,082	57,505

		233,916

Household Products – 1.1%
Energizer Holdings, Inc.	520	52,936

Tobacco – 1.3%
Altria Group, Inc.(b)	1,771	62,091

		599,958

Energy – 5.6%
Energy Equipment & Services – 1.2%
Diamond Offshore Drilling, Inc.(b)	518	34,934
Schlumberger Ltd.(b)	278	22,609

		57,543

Oil, Gas & Consumable Fuels – 4.4%
Anadarko Petroleum Corp.(b)	262	23,192
Chevron Corp.(b)	484	60,931
Concho Resources, Inc.(a)(b)	273	24,486
Exxon Mobil Corp.(b)	835	78,281
Noble Energy, Inc.(b)	392	24,496

		211,386

		268,929

22	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 5.4%
Chemicals – 4.4%
Ecolab, Inc.(b)	633	$58,325
LyondellBasell Industries NV – Class A	478	32,843
PPG Industries, Inc.(b)	293	47,009
Sherwin-Williams Co. (The)(b)	264	45,981
WR Grace & Co.(a)	359	27,578

		211,736

Metals & Mining – 1.0%
Alcoa, Inc.	2,844	22,610
Nucor Corp.	505	23,623

		46,233

		257,969

Utilities – 0.5%
Multi-Utilities – 0.5%
TECO Energy, Inc.	1,323	23,377

Total Common Stocks (cost $3,955,510)		4,746,755

SHORT-TERM INVESTMENTS – 10.9%
Investment Companies – 10.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $516,766)	516,766	516,766

Total Investments Before Securities Sold Short – 110.8% (cost $4,472,276)		5,263,521

SECURITIES SOLD SHORT – (98.5)%
COMMON STOCKS – (92.8)%
Industrials – (15.4)%
Aerospace & Defense – (2.0)%
Honeywell International, Inc.	(458)	(38,005)
United Technologies Corp.	(545)	(57,536)

		(95,541)

Commercial Services & Supplies – (1.7)%
ADT Corp. (The)(a)	(885)	(35,471)
Waste Management, Inc.	(1,058)	(44,468)

		(79,939)

Construction & Engineering – (0.8)%
Quanta Services, Inc.(a)	(1,407)	(37,722)

Electrical Equipment – (1.3)%
AMETEK, Inc.	(512)	(23,695)
Eaton Corp. PLC	(541)	(37,302)

		(60,997)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	23

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – (2.2)%
3M Co.	(485)	$(56,953)
General Electric Co.	(2,067)	(50,373)

		(107,326)

Machinery – (4.4)%
AGCO Corp.	(426)	(23,963)
Deere & Co.	(547)	(45,439)
Flowserve Corp.	(412)	(23,352)
Illinois Tool Works, Inc.	(383)	(27,591)
Parker Hannifin Corp.	(365)	(37,697)
Stanley Black & Decker, Inc.	(614)	(51,957)

		(209,999)

Professional Services – (1.5)%
IHS, Inc. – Class A(a)	(430)	(47,205)
Nielsen Holdings NV	(673)	(22,492)

		(69,697)

Road & Rail – (0.5)%
JB Hunt Transport Services, Inc.	(310)	(23,228)

Trading Companies & Distributors – (1.0)%
Fastenal Co.	(491)	(24,064)
WW Grainger, Inc.	(89)	(23,330)

		(47,394)

		(731,843)

Consumer Discretionary – (15.0)%
Distributors – (0.7)%
LKQ Corp.(a)	(1,296)	(33,787)

Hotels, Restaurants & Leisure – (2.2)%
Burger King Worldwide, Inc.	(1,397)	(26,808)
Darden Restaurants, Inc.	(775)	(38,014)
Yum! Brands, Inc.	(515)	(37,554)

		(102,376)

Leisure Equipment & Products – (1.5)%
Mattel, Inc.	(544)	(22,865)
Polaris Industries, Inc.	(416)	(46,650)

		(69,515)

Media – (1.4)%
DIRECTV(a)	(791)	(50,047)
Omnicom Group, Inc.	(283)	(18,188)

		(68,235)

Multiline Retail – (2.0)%
Dollar General Corp.(a)	(659)	(36,027)
Family Dollar Stores, Inc.	(471)	(32,386)
Macy’s, Inc.	(529)	(25,572)

		(93,985)

24	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – (5.8)%
AutoZone, Inc.(a)	(141)	$(63,250)
Bed Bath & Beyond, Inc.(a)	(613)	(46,876)
Dick’s Sporting Goods, Inc.	(458)	(23,546)
L Brands, Inc.	(1,056)	(58,893)
Sally Beauty Holdings, Inc.(a)	(921)	(28,100)
Tiffany & Co.	(328)	(26,079)
Ulta Salon Cosmetics & Fragrance, Inc.(a)	(307)	(30,976)

		(277,720)

Textiles, Apparel & Luxury Goods – (1.4)%
Under Armour, Inc. – Class A(a)	(519)	(34,840)
VF Corp.	(164)	(32,308)

		(67,148)

		(712,766)

Consumer Staples – (13.7)%
Beverages – (2.9)%
Coca-Cola Co. (The)	(1,331)	(53,346)
Molson Coors Brewing Co. – Class B	(1,065)	(53,314)
Monster Beverage Corp.(a)	(507)	(30,922)

		(137,582)

Food & Staples Retailing – (2.0)%
Safeway, Inc.	(1,666)	(42,966)
Sysco Corp.	(1,559)	(53,801)

		(96,767)

Food Products – (3.3)%
General Mills, Inc.	(1,124)	(58,448)
McCormick & Co., Inc./MD	(639)	(45,759)
Mondelez International, Inc. – Class A	(1,662)	(51,971)

		(156,178)

Household Products – (2.7)%
Church & Dwight Co., Inc.	(727)	(46,310)
Colgate-Palmolive Co.	(686)	(41,071)
Procter & Gamble Co. (The)	(511)	(41,033)

		(128,414)

Tobacco – (2.8)%
Lorillard, Inc.	(989)	(42,062)
Philip Morris International, Inc.	(533)	(47,533)
Reynolds American, Inc.	(892)	(44,092)

		(133,687)

		(652,628)

Information Technology – (12.4)%
Computers & Peripherals – (1.3)%
NCR Corp.(a)	(701)	(25,236)
NetApp, Inc.	(922)	(37,913)

		(63,149)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	25

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – (1.8)%
Amphenol Corp. – Class A	(516)	$(40,537)
Trimble Navigation Ltd.(a)	(1,643)	(46,891)

		(87,428)

Internet Software & Services – (0.7)%
Equinix, Inc.(a)	(170)	(30,489)

IT Services – (4.5)%
Alliance Data Systems Corp.(a)	(153)	(30,260)
Amdocs Ltd.	(1,269)	(48,818)
Automatic Data Processing, Inc.	(512)	(36,910)
International Business Machines Corp.	(192)	(37,448)
Paychex, Inc.	(1,458)	(57,504)

		(210,940)

Semiconductors & Semiconductor Equipment – (1.8)%
Intel Corp.	(2,187)	(50,957)
Maxim Integrated Products, Inc.	(1,270)	(36,322)

		(87,279)

Software – (2.3)%
Intuit, Inc.	(527)	(33,686)
Oracle Corp.	(1,582)	(51,178)
Salesforce.com, Inc.(a)	(555)	(24,281)

		(109,145)

		(588,430)

Health Care – (11.4)%
Health Care Equipment & Supplies – (3.3)%
DENTSPLY International, Inc.	(706)	(30,273)
Edwards Lifesciences Corp.(a)	(404)	(28,838)
Hologic, Inc.(a)	(2,181)	(49,509)
St Jude Medical, Inc.	(903)	(47,308)

		(155,928)

Health Care Providers & Services – (3.6)%
DaVita HealthCare Partners, Inc.(a)	(192)	(22,350)
Laboratory Corp. of America Holdings(a)	(397)	(38,406)
Quest Diagnostics, Inc.	(662)	(38,601)
UnitedHealth Group, Inc.	(615)	(44,803)
Universal Health Services, Inc. – Class B	(400)	(27,980)

		(172,140)

Life Sciences Tools & Services – (0.9)%
Agilent Technologies, Inc.	(965)	(43,164)

Pharmaceuticals – (3.6)%
Allergan, Inc./United States	(421)	(38,361)
Forest Laboratories, Inc.(a)	(946)	(41,208)

26	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Johnson & Johnson	(568)	$(53,108)
Perrigo Co.	(281)	(34,954)

		(167,631)

		(538,863)

Financials – (10.5)%
Capital Markets – (0.4)%
Bank of New York Mellon Corp. (The)	(642)	(20,191)

Commercial Banks – (3.5)%
BB&T Corp.	(1,597)	(56,997)
M&T Bank Corp.	(442)	(51,652)
PNC Financial Services Group, Inc. (The)	(772)	(58,711)

		(167,360)

Insurance – (5.6)%
Aflac, Inc.	(975)	(60,138)
Berkshire Hathaway, Inc. – Class B(a)	(393)	(45,537)
Fidelity National Financial, Inc. – Class A	(1,004)	(24,578)
Loews Corp.	(1,142)	(52,018)
Principal Financial Group, Inc.	(905)	(39,241)
Willis Group Holdings PLC	(1,074)	(45,967)

		(267,479)

Real Estate Investment Trusts (REITs) – (1.0)%
American Tower Corp.	(310)	(21,945)
AvalonBay Communities, Inc.	(168)	(22,737)

		(44,682)

		(499,712)

Materials – (7.6)%
Chemicals – (6.0)%
Air Products & Chemicals, Inc.	(394)	(42,804)
Ashland, Inc.	(301)	(26,139)
Dow Chemical Co. (The)	(1,107)	(38,789)
EI du Pont de Nemours & Co.	(896)	(51,690)
FMC Corp.	(847)	(56,038)
Praxair, Inc.	(309)	(37,133)
Sigma-Aldrich Corp.	(379)	(31,669)

		(284,262)

Containers & Packaging – (1.6)%
Crown Holdings, Inc.(a)	(993)	(43,523)
MeadWestvaco Corp.	(838)	(30,964)

		(74,487)

		(358,749)

Energy – (4.4)%
Energy Equipment & Services – (1.1)%
Baker Hughes, Inc.	(471)	(22,340)
National Oilwell Varco, Inc.	(450)	(31,576)

		(53,916)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	27

Market Neutral Strategy – U.S.—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – (3.3)%
Apache Corp.	(244)	$(19,581)
Devon Energy Corp.	(298)	(16,393)
Kinder Morgan, Inc./DE	(1,024)	(38,666)
Southwestern Energy Co.(a)	(478)	(18,542)
Spectra Energy Corp.	(1,143)	(41,137)
Ultra Petroleum Corp.(a)	(913)	(19,766)

		(154,085)

		(208,001)

Utilities – (1.2)%
Electric Utilities – (1.2)%
OGE Energy Corp.	(1,564)	(58,494)

Telecommunication Services – (1.2)%
Diversified Telecommunication Services – (0.7)%
AT&T, Inc.	(899)	(31,708)

Wireless Telecommunication Services – (0.5)%
T-Mobile US, Inc.(a)	(1,101)	(26,545)

		(58,253)

Total Common Stocks (proceeds $3,902,840)		(4,407,739)

INVESTMENT COMPANIES – (5.7)%
Funds and Investment Trusts – (5.7)%
SPDR S&P 500 ETF Trust (proceeds $232,963)	(1,606)	(270,868)

Total Securities Sold Short (proceeds $4,135,803)		(4,678,607)

Total Investments, Net of Securities Sold Short – 12.3% (cost $336,473)		584,914
Other assets less liabilities – 87.7%		4,164,918

Net Assets – 100.0%		$4,749,832

(a)	Non-income producing security.

(b)	Securities, or a portion thereof, with an aggregate market value of $2,014,052 have been segregated to collateralize short sales.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ETF	– Exchange Traded Fund
SPDR	– Standard & Poor’s Depository Receipt

See notes to financial statements.

28	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – U.S.—Portfolio of Investments

MARKET NEUTRAL STRATEGY – GLOBAL

PORTFOLIO OF INVESTMENTS

July 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.4%
Industrials – 17.8%
Aerospace & Defense – 2.8%
Bombardier, Inc.	17,131	$82,728
European Aeronautic Defence and Space Co. NV	1,693	101,385
Northrop Grumman Corp.(a)	2,149	197,837
Raytheon Co.(a)	2,718	195,261
Rockwell Collins, Inc.	1,240	88,251
Rolls-Royce Holdings PLC(b)	4,037	71,976
Safran SA	1,727	101,417

		838,855

Air Freight & Logistics – 0.8%
Singapore Post Ltd.	93,000	96,162
United Parcel Service, Inc. – Class B(a)	1,712	148,601

		244,763

Airlines – 0.4%
Norwegian Air Shuttle AS(b)	1,190	52,977
United Continental Holdings, Inc.(a)(b)	2,016	70,258

		123,235

Commercial Services & Supplies – 2.9%
Brambles Ltd.(a)	12,221	99,641
Cintas Corp.(a)	3,409	161,961
Dai Nippon Printing Co., Ltd.	14,000	124,585
Rentokil Initial PLC	89,103	132,493
Securitas AB – Class B	6,122	59,671
Serco Group PLC	12,895	123,308
Stericycle, Inc.(a)(b)	758	87,882
Tyco International Ltd.(a)	2,343	81,560

		871,101

Construction & Engineering – 2.2%
Aecom Technology Corp.(b)	1,883	63,834
China Railway Construction Corp. Ltd. – Class H	111,500	113,189
China Railway Group Ltd. – Class H(a)	311,000	166,674
Chiyoda Corp.	8,500	100,849
Kinden Corp.(c)	11,500	111,750
Leighton Holdings Ltd.(c)	5,520	81,900

		638,196

Electrical Equipment – 1.2%
Hubbell, Inc. – Class B	872	93,609
Rockwell Automation, Inc.(a)	1,484	143,726
Sumitomo Electric Industries Ltd.	8,000	107,960

		345,295

Industrial Conglomerates – 1.4%
Danaher Corp.	1,207	81,279
Hopewell Holdings Ltd.	29,500	93,477
Hutchison Whampoa Ltd.	9,900	111,727
Koninklijke Philips NV(a)	4,352	139,172

		425,655

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	29

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 3.1%
Atlas Copco AB – Class B	3,392	$79,461
Dover Corp.	882	75,534
IDEX Corp.	1,090	65,019
Ingersoll-Rand PLC(a)	1,959	119,597
Pall Corp.(a)	1,484	103,821
Rational AG	247	71,691
Schindler Holding AG (REG)(a)	1,600	223,084
SMC Corp./Japan	520	109,970
Toro Co. (The)	1,696	83,579

		931,756

Professional Services – 1.1%
Randstad Holding NV	3,201	154,837
Seek Ltd.	8,574	72,658
WS Atkins PLC	6,003	105,854

		333,349

Road & Rail – 1.6%
Canadian Pacific Railway Ltd.	873	107,206
East Japan Railway Co.	1,200	96,543
Go-Ahead Group PLC	2,021	48,363
Seino Holdings Co Ltd.	16,000	143,500
West Japan Railway Co.	2,000	84,451

		480,063

Trading Companies & Distributors – 0.3%
Sumitomo Corp.	7,200	96,223

		5,328,491

Financials – 17.3%
Capital Markets – 1.5%
Aberdeen Asset Management PLC	10,031	58,711
Affiliated Managers Group, Inc.(b)	310	55,909
Azimut Holding SpA	5,012	112,614
Okasan Securities Group, Inc.	8,000	68,956
Partners Group Holding AG(a)	537	142,202

		438,392

Commercial Banks – 5.7%
Banco Santander SA	11,092	81,148
BNP Paribas SA	2,758	178,821
Chiba Bank Ltd. (The)	13,500	93,400
China Construction Bank Corp. – Class H	165,000	123,024
Commonwealth Bank of Australia(a)	1,085	72,321
East West Bancorp, Inc.(a)	4,995	153,996
Industrial & Commercial Bank of China Ltd. – Class H	151,000	99,178
Lloyds Banking Group PLC(b)	57,424	59,788
Mitsubishi UFJ Financial Group, Inc.	17,000	105,451
Mizuho Financial Group, Inc.	49,100	102,119
National Bank of Canada	1,097	84,387

30	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Royal Bank of Canada	1,261	$78,771
Toronto-Dominion Bank (The)	1,461	123,127
US Bancorp/MN(a)	2,780	103,750
Wells Fargo & Co.(a)	3,746	162,951
Westpac Banking Corp.	3,512	97,426

		1,719,658

Consumer Finance – 0.6%
Discover Financial Services(a)	2,433	120,458
Provident Financial PLC	1,931	50,235

		170,693

Diversified Financial Services – 0.5%
JPMorgan Chase & Co.	1,085	60,467
ORIX Corp.	7,000	103,888

		164,355

Insurance – 6.3%
AIA Group Ltd.(a)	27,200	128,747
Allied World Assurance Co. Holdings AG(a)	1,629	154,185
American International Group, Inc.(b)	2,746	124,970
Aspen Insurance Holdings Ltd.	2,195	82,291
Assurant, Inc.	1,747	94,617
Chubb Corp. (The)	1,208	104,492
Everest Re Group Ltd.(a)	545	72,774
Great Eastern Holdings Ltd.	10,000	136,078
Great-West Lifeco, Inc.(c)	4,804	139,148
Hannover Rueckversicherung SE(a)	1,905	141,489
Insurance Australia Group Ltd.	19,231	100,397
Mediolanum SpA	16,458	125,424
Prudential Financial, Inc.	1,070	84,498
St James’s Place PLC	5,534	51,957
Suncorp Group Ltd.	7,477	86,014
Swiss Life Holding AG(a)(b)	963	172,811
Tokio Marine Holdings, Inc.	3,000	95,751

		1,895,643

Real Estate Investment Trusts (REITs) – 0.6%
Boardwalk Real Estate Investment Trust	1,649	92,509
Goodman Group	20,132	85,347

		177,856

Real Estate Management & Development – 2.1%
CapitaLand Ltd.(a)	52,000	131,913
Daito Trust Construction Co., Ltd.	1,100	100,512
New World Development Co., Ltd.(a)	102,000	148,513
Wheelock & Co., Ltd.(a)	28,500	148,029
Wing Tai Holdings Ltd.	59,000	98,630

		627,597

		5,194,194

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	31

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 15.5%
Auto Components – 0.3%
Cie Generale des Etablissements Michelin – Class B	949	$95,163

Automobiles – 0.6%
Renault SA	1,012	79,735
Toyota Motor Corp.	1,600	97,361

		177,096

Distributors – 0.2%
Genuine Parts Co.	718	58,869

Hotels, Restaurants & Leisure – 4.1%
Bally Technologies, Inc.(b)	1,572	112,681
Compass Group PLC	5,545	75,810
Dunkin’ Brands Group, Inc.	1,689	72,965
Flight Centre Ltd.(c)	2,197	89,577
Galaxy Entertainment Group Ltd.(b)	26,000	136,345
HIS Co., Ltd.	1,000	48,733
International Game Technology	4,212	77,796
Paddy Power PLC	1,500	121,428
Sands China Ltd.(a)	14,400	77,921
Starbucks Corp.(a)	1,283	91,401
Tatts Group Ltd.	30,290	86,828
Tim Hortons, Inc.	1,467	84,940
William Hill PLC	20,807	153,957

		1,230,382

Household Durables – 1.1%
Haier Electronics Group Co., Ltd.	57,000	102,863
Jarden Corp.(a)(b)	3,220	146,413
Sekisui House Ltd.	6,800	87,738

		337,014

Internet & Catalog Retail – 0.3%
Liberty Interactive Corp. – Class A(b)	3,582	87,616

Leisure Equipment & Products – 0.7%
Amer Sports Oyj	4,972	98,696
Sankyo Co., Ltd.	2,500	110,396

		209,092

Media – 2.2%
British Sky Broadcasting Group PLC	8,514	107,257
Cineplex, Inc.(c)	3,513	127,030
Discovery Communications, Inc. – Class C(a)(b)	913	66,339
Reed Elsevier PLC	3,780	48,928
Rightmove PLC	4,007	148,199
Starz – Class A(a)(b)	2,571	58,027
Wolters Kluwer NV	3,675	88,773

		644,553

Multiline Retail – 1.3%
Dollar Tree, Inc.(b)	1,350	72,427
Intime Retail Group Co., Ltd.	48,500	50,047

32	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

J Front Retailing Co., Ltd.	13,900	$110,448
Myer Holdings Ltd.(c)	43,560	104,904
Next PLC	644	48,880

		386,706

Specialty Retail – 2.6%
Aoyama Trading Co., Ltd.	3,000	74,848
Home Depot, Inc. (The)(a)	2,244	177,343
JB Hi-Fi Ltd.(c)	5,348	89,287
O’Reilly Automotive, Inc.(b)	588	73,653
SA SA International Holdings Ltd.	74,000	73,699
Staples, Inc.	3,495	59,485
TJX Cos., Inc.(a)	3,603	187,500
WH Smith PLC	4,123	48,789

		784,604

Textiles, Apparel & Luxury Goods – 2.1%
Carter’s, Inc.	1,493	106,481
Hanesbrands, Inc.(a)	1,736	110,166
Hugo Boss AG	898	104,262
NIKE, Inc. – Class B	1,655	104,133
Pandora A/S	2,378	94,921
Salvatore Ferragamo SpA	3,009	103,140

		623,103

		4,634,198

Consumer Staples – 9.5%
Beverages – 1.0%
Asahi Group Holdings Ltd.	4,300	109,533
Brown-Forman Corp. – Class B	1,501	108,838
PepsiCo, Inc.	1,029	85,963

		304,334

Food & Staples Retailing – 3.1%
Booker Group PLC	44,885	90,199
Costco Wholesale Corp.(a)	1,351	158,459
Distribuidora Internacional de Alimentacion SA(a)	26,721	221,122
Jean Coutu Group PJC, Inc. (The)	5,153	94,320
Kroger Co. (The)(a)	4,984	195,722
Wesfarmers Ltd.(a)	2,966	108,103
Woolworths Ltd.	2,660	79,658

		947,583

Food Products – 3.5%
Bunge Ltd.(a)	1,498	113,863
ConAgra Foods, Inc.	1,510	54,677
JM Smucker Co. (The)(a)	1,779	200,173
MEIJI Holdings Co., Ltd.	2,700	126,656
Nestle SA	1,491	100,915
Origin Enterprises PLC(b)	1,970	15,725
People’s Food Holdings Ltd.(c)	96,000	79,250
Tyson Foods, Inc. – Class A	4,279	118,186
Unilever PLC	2,883	117,074

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	33

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Want Want China Holdings Ltd.(a)	94,000	$126,953

		1,053,472

Household Products – 0.4%
Energizer Holdings, Inc.	1,091	111,064

Personal Products – 0.8%
Beiersdorf AG(a)	1,281	118,459
Hengan Intl Group Co. Ltd.	11,000	121,046

		239,505

Tobacco – 0.7%
Altria Group, Inc.(a)	3,715	130,248
British American Tobacco PLC	1,305	69,617

		199,865

		2,855,823

Information Technology – 9.1%
Communications Equipment – 0.8%
Cisco Systems, Inc.(a)	5,629	143,821
Harris Corp.	1,845	105,294

		249,115

Computers & Peripherals – 0.5%
NEC Corp.	36,000	81,360
Western Digital Corp.	838	53,951

		135,311

Electronic Equipment, Instruments & Components – 0.7%
Fujifilm Holdings Corp.	4,900	107,361
Hitachi Ltd.	17,000	113,886

		221,247

Internet Software & Services – 1.9%
AOL, Inc.(a)(b)	2,830	104,257
carsales.com Ltd.	11,346	101,430
Dena Co., Ltd.(c)	3,900	74,002
Moneysupermarket.com Group PLC	30,000	82,308
United Internet AG	2,687	87,767
VeriSign, Inc.(b)	2,274	108,788

		558,552

IT Services – 1.8%
CoreLogic, Inc./United States(b)	2,774	77,395
DST Systems, Inc.	1,676	117,370
Fiserv, Inc.(b)	861	82,863
Jack Henry & Associates, Inc.	1,480	71,484
Visa, Inc. – Class A(a)	999	176,833

		525,945

Office Electronics – 0.3%
Konica Minolta, Inc.	12,000	98,187

34	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.9%
Analog Devices, Inc.(a)	2,310	$114,021
Applied Materials, Inc.(a)	7,274	118,639

ASML Holding NV	1,674	150,793
KLA-Tencor Corp.	1,174	68,832
Tokyo Electron Ltd.	2,550	116,004

		568,289

Software – 1.2%
Dassault Systemes SA	925	121,597
Micro Focus International PLC	10,236	123,744
Rovi Corp.(b)	3,130	70,519
Synopsys, Inc.(b)	1,402	51,930

		367,790

		2,724,436

Health Care – 8.8%
Biotechnology – 1.0%
Actelion Ltd.(a)(b)	1,556	103,406
Amgen, Inc.	854	92,480
Gilead Sciences, Inc.(b)	1,506	92,544

		288,430

Health Care Equipment & Supplies – 0.6%
Abbott Laboratories(a)	1,998	73,187
Becton Dickinson and Co.(a)	1,048	108,698

		181,885

Health Care Providers & Services – 2.5%
Alfresa Holdings Corp.	2,100	104,178
AmerisourceBergen Corp. – Class A(a)	2,345	136,643
CIGNA Corp.	754	58,684
LifePoint Hospitals, Inc.(b)	1,030	50,635
McKesson Corp.(a)	982	120,452
Ramsay Health Care Ltd.	2,737	90,550
VCA Antech, Inc.(b)	1,900	54,644
WellPoint, Inc.(a)	1,550	132,618

		748,404

Life Sciences Tools & Services – 0.3%
Illumina, Inc.(b)	988	78,862

Pharmaceuticals – 4.4%
Eli Lilly & Co.	1,448	76,903
GlaxoSmithKline PLC	2,826	72,299
Haw Par Corp. Ltd.	18,809	107,027
Kissei Pharmaceutical Co., Ltd.	6,000	116,429
KYORIN Holdings, Inc.	3,600	78,502
Merck & Co., Inc.(a)	2,384	114,837
Otsuka Holdings Co., Ltd.(c)	4,100	132,351
Pfizer, Inc.	5,504	160,882
Roche Holding AG	744	184,149

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	35

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Sanofi	939	$98,298
Sihuan Pharmaceutical Holdings Group Ltd.	141,000	101,710
Sino Biopharmaceutical	116,000	84,290

		1,327,677

		2,625,258

Energy – 6.7%
Energy Equipment & Services – 1.1%
Diamond Offshore Drilling, Inc.(a)	1,179	79,512
Schlumberger Ltd.	897	72,953
ShawCor Ltd.	1,419	63,759
Tecnicas Reunidas SA	2,151	98,148

		314,372

Oil, Gas & Consumable Fuels – 5.6%
Anadarko Petroleum Corp.	818	72,409
Chevron Corp.(a)	1,097	138,101
Concho Resources, Inc.(b)	854	76,595
Crescent Point Energy Corp.(c)	2,720	103,149
Enbridge, Inc.	2,506	111,185
Essar Energy PLC(b)	19,756	39,934
Exxon Mobil Corp.(a)	1,876	175,875
Kunlun Energy Co., Ltd.	58,000	85,186
Noble Energy, Inc.	1,226	76,613
Oil Search Ltd.	13,462	97,937
Peyto Exploration & Development Corp.(c)	3,345	96,204
Santos Ltd.(a)	8,174	100,300
Soco International PLC(b)	12,543	70,154
Statoil ASA(a)	6,000	130,240
Suncor Energy, Inc. (Toronto)	3,598	113,710
Total SA	2,336	124,482
Tourmaline Oil Corp.(b)	1,790	68,996

		1,681,070

		1,995,442

Materials – 5.6%
Chemicals – 2.9%
DuluxGroup Ltd.(a)	15,733	63,061
Ecolab, Inc.(a)	1,328	122,362
Essentra PLC	4,277	50,458
Koninklijke DSM NV(a)	1,837	129,103
LyondellBasell Industries NV – Class A	1,073	73,726
Methanex Corp.	1,850	88,348
Nitto Denko Corp.	1,400	78,865
PPG Industries, Inc.	655	105,088
Sherwin-Williams Co. (The)(a)	595	103,631
WR Grace & Co.(b)	754	57,922

		872,564

Construction Materials – 0.3%
Boral Ltd.(a)(c)	20,429	77,806

36	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Containers & Packaging – 0.2%
Amcor Ltd./Australia(a)	7,999	$76,019

Metals & Mining – 1.6%
Alcoa, Inc.	6,460	51,357
Aurubis AG	850	47,831
Fosun International Ltd.	112,000	84,845
HudBay Minerals, Inc.	11,838	79,758
Nucor Corp.	1,150	53,797
Osisko Mining Corp.(b)	20,387	84,954
Rio Tinto Ltd.	1,671	86,418

		488,960

Paper & Forest Products – 0.6%
Mondi PLC	5,533	82,443
Norbord, Inc.	2,829	89,379

		171,822

		1,687,171

Telecommunication Services – 2.5%
Diversified Telecommunication Services – 1.7%
BT Group PLC	21,096	109,155
China Telecom Corp., Ltd. – Class H(a)	306,000	151,970
Iliad SA	572	134,956
Telenor ASA	4,747	105,130

		501,211

Wireless Telecommunication Services – 0.8%
China Mobile Ltd.	12,500	132,813
NTT DoCoMo, Inc.	70	106,616

		239,429

		740,640

Utilities – 1.6%
Electric Utilities – 0.3%
Emera, Inc.(c)	3,173	100,958

Gas Utilities – 0.5%
Osaka Gas Co., Ltd.	35,000	148,141

Independent Power Producers & Energy Traders – 0.2%
Northland Power, Inc.(c)	4,427	72,756

Multi-Utilities – 0.2%
TECO Energy, Inc.	3,000	53,010

Water Utilities – 0.4%
Beijing Enterprises Water Group Ltd.	296,000	119,706

		494,571

Total Common Stocks (cost $25,095,603)		28,280,224

RIGHTS – 0.0%
Financials – 0.0%
Commercial Banks – 0.0%
Banco Santander SA , expiring 8/02/13(b)†	11,088	2,456

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	37

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.0%
New Hotel , expiring 12/31/13(b)†	1,275	$	– 0	–

2,456

Industrials – 0.0%
Transportation Infrastructure – 0.0%
Astm SpA , expiring 8/23/13(b)†	6,757	14

Total Rights (cost $2,173)	2,470

SHORT-TERM INVESTMENTS – 4.6%
Investment Companies – 4.6%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.09%(d) (cost $1,376,865)	1,376,865	1,376,865

Total Investments Before Security Lending Collateral for Securities Loaned – 99.0% (cost $26,474,641)	29,659,559

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.4%
Investment Companies – 4.4%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $1,332,553)	1,332,553	1,332,553

Total Investments Before Securities Sold Short – 103.4% (cost $27,807,194)	30,992,112

SECURITIES SOLD SHORT – (91.8)%
COMMON STOCKS – (89.9)%
Industrials – (18.0)%
Aerospace & Defense – (1.2)%
AviChina Industry & Technology Co., Ltd. – Class H	(192,000)	(102,449)
Cobham PLC	(11,439)	(50,115)
Honeywell International, Inc.	(941)	(78,084)
United Technologies Corp.	(1,145)	(120,878)

(351,526)

Air Freight & Logistics – (0.5)%
TNT Express NV	(10,362)	(81,554)
Toll Holdings Ltd.	(12,072)	(57,785)

(139,339)

Airlines – (0.2)%
International Consolidated Airlines Group SA(b)	(11,886)	(52,562)

Building Products – (0.7)%
Daikin Industries Ltd.	(1,800)	(74,784)
Geberit AG	(500)	(134,141)

(208,925)

38	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – (2.3)%
ADT Corp. (The)(b)	(1,815)	$(72,745)
Aggreko PLC	(4,203)	(113,941)
Edenred	(3,780)	(121,141)
Park24 Co., Ltd.	(5,600)	(103,092)
Progressive Waste Solutions Ltd.	(3,988)	(95,711)
Secom Co., Ltd.	(1,800)	(99,072)
Waste Management, Inc.	(2,111)	(88,725)

		(694,427)

Construction & Engineering – (1.0)%
Eiffage SA	(2,081)	(111,647)
Quanta Services, Inc.(b)	(2,805)	(75,202)
Skanska AB – Class B	(5,235)	(98,780)

		(285,629)

Electrical Equipment – (1.2)%
ABB Ltd.(b)	(4,700)	(103,616)
AMETEK, Inc.	(1,162)	(53,777)
Eaton Corp. PLC	(1,230)	(84,809)
Nidec Corp.	(1,600)	(131,403)

		(373,605)

Industrial Conglomerates – (1.9)%
3M Co.	(1,018)	(119,544)
General Electric Co.	(4,315)	(105,156)
Jardine Matheson Holdings Ltd.	(2,400)	(131,382)
Jardine Strategic Holdings Ltd.	(3,500)	(120,394)
Keihan Electric Railway Co., Ltd.	(23,000)	(93,632)

		(570,108)

Machinery – (3.6)%
AGCO Corp.	(970)	(54,562)
Alfa Laval AB	(4,410)	(100,079)
Deere & Co.	(1,240)	(103,007)
Flowserve Corp.	(940)	(53,279)
Illinois Tool Works, Inc.	(1,284)	(92,499)
Komatsu Ltd.	(4,400)	(97,959)
Melrose Industries PLC	(19,156)	(82,282)
NGK Insulators Ltd.	(10,000)	(133,252)
Parker Hannifin Corp.	(748)	(77,253)
Schindler Holding AG	(705)	(100,876)
Stanley Black & Decker, Inc.	(1,289)	(109,075)
Sulzer AG	(503)	(75,175)

		(1,079,298)

Marine – (0.2)%
Neptune Orient Lines Ltd.(b)	(85,000)	(71,752)

Professional Services – (0.7)%
ALS Ltd/Queensland	(7,159)	(54,563)
IHS, Inc. – Class A(b)	(862)	(94,630)
Nielsen Holdings NV	(1,530)	(51,133)

		(200,326)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	39

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – (1.7)%
Aurizon Holdings Ltd.	(15,359)	$(62,648)
Canadian National Railway Co.	(865)	(86,458)
JB Hunt Transport Services, Inc.	(695)	(52,076)
Odakyu Electric Railway Co., Ltd.	(9,000)	(85,435)
Stagecoach Group PLC	(16,138)	(82,076)
Tobu Railway Co., Ltd.	(28,000)	(144,429)

		(513,122)

Trading Companies & Distributors – (1.3)%
Fastenal Co.	(1,103)	(54,058)
MISUMI Group, Inc.	(3,900)	(106,014)
Russel Metals, Inc.	(3,558)	(88,647)
Travis Perkins PLC	(3,249)	(84,069)
WW Grainger, Inc.	(201)	(52,690)

		(385,478)

Transportation Infrastructure – (1.5)%
Atlantia SpA	(3,418)	(65,072)
Groupe Eurotunnel SA	(10,224)	(80,209)
Jiangsu Expressway Co., Ltd. – Class H	(108,000)	(111,682)
Koninklijke Vopak NV	(1,040)	(59,908)
Sydney Airport	(20,995)	(67,747)
Transurban Group	(11,277)	(68,684)

		(453,302)

		(5,379,399)

Financials – (15.8)%
Capital Markets – (1.1)%
Bank of New York Mellon Corp. (The)	(1,822)	(57,302)
Investec PLC	(9,322)	(62,370)
Julius Baer Group Ltd.(b)	(3,802)	(173,063)
Perpetual Ltd.	(1,478)	(53,210)

		(345,945)

Commercial Banks – (4.5)%
Bank of Nova Scotia	(1,548)	(87,430)
Bank of Queensland Ltd.	(10,815)	(92,463)
BB&T Corp.	(3,268)	(116,635)
Canadian Western Bank	(3,219)	(90,637)
China CITIC Bank Corp. Ltd. – Class H	(225,000)	(104,062)
Danske Bank A/S(b)	(4,048)	(74,512)
DNB ASA	(8,252)	(137,276)
Hang Seng Bank Ltd.	(6,200)	(94,751)
Hiroshima Bank Ltd. (The)	(16,000)	(66,507)
Iyo Bank Ltd. (The)	(10,500)	(100,157)
M&T Bank Corp.	(906)	(105,875)
PNC Financial Services Group, Inc. (The)	(1,621)	(123,277)
Seven Bank Ltd.	(20,500)	(75,844)
Shinsei Bank Ltd.	(41,000)	(90,929)

		(1,360,355)

40	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – (0.3)%
Credit Saison Co., Ltd.	(3,700)	$(82,826)

Diversified Financial Services – (1.8)%
Challenger Ltd.	(20,083)	(77,034)
Eurazeo	(2,559)	(164,401)
Hong Kong Exchanges and Clearing Ltd.	(8,898)	(138,138)
Onex Corp.	(1,796)	(85,507)
Pargesa Holding SA	(1,126)	(80,847)

		(545,927)

Insurance – (5.7)%
Aflac, Inc.	(2,046)	(126,197)
AMP Ltd.	(22,286)	(90,492)
Aviva PLC	(19,766)	(111,528)
Berkshire Hathaway, Inc. – Class B(b)	(891)	(103,240)
China Life Insurance Co., Ltd. – Class H	(57,000)	(136,579)
China Pacific Insurance Group Co., Ltd. – Class H	(33,400)	(111,650)
Delta Lloyd NV	(5,051)	(109,155)
Fairfax Financial Holdings Ltd.	(261)	(103,678)
Fidelity National Financial, Inc. – Class A	(2,053)	(50,257)
Loews Corp.	(2,396)	(109,138)
NKSJ Holdings, Inc.	(4,300)	(107,871)
Phoenix Group Holdings	(6,153)	(68,733)
Ping An Insurance Group Co. – Class H	(13,500)	(87,322)
Power Corp. of Canada	(3,123)	(89,789)
Principal Financial Group, Inc.	(1,890)	(81,950)
SCOR SE	(3,600)	(114,721)
Willis Group Holdings PLC	(2,441)	(104,475)

		(1,706,775)

Real Estate Investment Trusts (REITs) – (0.7)%
American Tower Corp.	(717)	(50,756)
AvalonBay Communities, Inc.	(378)	(51,159)
Stockland	(31,124)	(100,119)

		(202,034)

Real Estate Management & Development – (1.7)%
Brookfield Asset Management, Inc. – Class A	(2,355)	(87,152)
City Developments Ltd.	(13,800)	(115,325)
Hongkong Land Holdings Ltd.	(20,000)	(135,098)
Lend Lease Group	(5,588)	(44,014)
Swire Pacific Ltd. – Class A	(10,200)	(120,306)

		(501,895)

		(4,745,757)

Consumer Discretionary – (13.6)%
Auto Components – (0.3)%
Continental AG	(609)	(95,899)

Automobiles – (0.4)%
Brilliance China Automotive Holdings Ltd.(b)	(96,000)	(114,379)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	41

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – (0.2)%
LKQ Corp.(b)	(2,585)	$(67,391)

Diversified Consumer Services – (0.3)%
Invocare Ltd.	(7,121)	(74,489)

Hotels, Restaurants & Leisure – (1.6)%
Burger King Worldwide, Inc.	(2,864)	(54,960)
Carnival PLC	(1,966)	(75,679)
Darden Restaurants, Inc.	(1,759)	(86,279)
Echo Entertainment Group Ltd.	(27,392)	(64,579)
Genting Singapore PLC	(40,000)	(41,721)
Thomas Cook Group PLC(b)	(34,569)	(80,546)
Yum! Brands, Inc.	(1,174)	(85,608)

		(489,372)

Household Durables – (0.5)%
SEB SA	(1,000)	(83,177)
Sharp Corp.(b)	(19,000)	(78,091)

		(161,268)

Leisure Equipment & Products – (0.9)%
Mattel, Inc.	(1,221)	(51,319)
Polaris Industries, Inc.	(869)	(97,450)
Shimano, Inc.	(1,300)	(117,190)

		(265,959)

Media – (3.4)%
Cogeco Cable, Inc.	(2,086)	(100,330)
Dentsu, Inc.	(5,100)	(162,397)
DIRECTV(b)	(1,651)	(104,459)
JCDecaux SA	(4,649)	(148,901)
Omnicom Group, Inc.	(637)	(40,940)
Pearson PLC	(6,870)	(141,046)
Quebecor, Inc. – Class B	(1,727)	(79,296)
Seven West Media Ltd.	(32,665)	(62,766)
Telenet Group Holding NV	(1,244)	(60,232)
UBM PLC	(9,393)	(101,753)

		(1,002,120)

Multiline Retail – (1.6)%
David Jones Ltd.	(30,903)	(74,957)
Dollar General Corp.(b)	(1,383)	(75,609)
Dollarama, Inc.	(1,159)	(83,650)
Family Dollar Stores, Inc.	(1,060)	(72,885)
Macy’s, Inc.	(1,085)	(52,449)
Marks & Spencer Group PLC	(15,025)	(109,868)
Parkson Retail Group Ltd.	(57,500)	(22,755)

		(492,173)

Specialty Retail – (3.2)%
AutoZone, Inc.(b)	(296)	(132,780)
Bed Bath & Beyond, Inc.(b)	(1,222)	(93,446)

42	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Dick’s Sporting Goods, Inc.	(1,040)	$(53,466)
Dufry AG(b)	(772)	(101,027)
Hikari Tsushin, Inc.	(1,700)	(104,445)
Kingfisher PLC	(19,945)	(120,667)
L Brands, Inc.	(2,217)	(123,642)
Sally Beauty Holdings, Inc.(b)	(1,890)	(57,664)
Super Retail Auto Group Ltd.	(5,242)	(59,463)
Tiffany & Co.	(685)	(54,464)
Ulta Salon Cosmetics & Fragrance, Inc.(b)	(645)	(65,081)

		(966,145)

Textiles, Apparel & Luxury Goods – (1.2)%
Li & Fung Ltd.	(92,000)	(121,109)
Swatch Group AG (The)	(843)	(87,050)
Under Armour, Inc. – Class A(b)	(1,090)	(73,172)
VF Corp.	(368)	(72,496)

		(353,827)

		(4,083,022)

Consumer Staples – (10.6)%
Beverages – (2.1)%
Coca-Cola Amatil Ltd.	(5,147)	(59,407)
Coca-Cola Co. (The)	(2,793)	(111,943)
Molson Coors Brewing Co. – Class B	(2,581)	(129,205)
Monster Beverage Corp.(b)	(1,011)	(61,661)
Pernod-Ricard SA	(832)	(99,271)
Treasury Wine Estates Ltd.	(13,313)	(57,046)
Tsingtao Brewery Co., Ltd. – Class H	(16,000)	(122,485)

		(641,018)

Food & Staples Retailing – (3.1)%
Casino Guichard Perrachon SA	(1,500)	(154,465)
China Resources Enterprise Ltd.	(42,000)	(129,383)
Cosmos Pharmaceutical Corp.	(1,000)	(106,168)
Dairy Farm International Holdings Ltd.	(10,800)	(128,520)
Metcash Ltd.	(28,141)	(87,224)
Safeway, Inc.	(3,779)	(97,460)
Sysco Corp.	(3,656)	(126,169)
Tesco PLC	(17,228)	(96,303)

		(925,692)

Food Products – (2.4)%
Ebro Foods SA	(4,080)	(88,109)
General Mills, Inc.	(2,359)	(122,668)
Maple Leaf Foods, Inc.	(6,390)	(89,277)
McCormick & Co., Inc./MD	(1,457)	(104,336)
Mondelez International, Inc. – Class A	(3,487)	(109,038)
Orkla ASA	(9,857)	(76,126)
Yakult Honsha Co., Ltd.	(2,500)	(116,466)

		(706,020)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	43

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Products – (1.3)%
Church & Dwight Co., Inc.	(1,654)	$(105,360)
Colgate-Palmolive Co.	(1,440)	(86,213)
Procter & Gamble Co. (The)	(1,026)	(82,388)
Unicharm Corp.	(2,400)	(127,765)

		(401,726)

Personal Products – (0.4)%
Shiseido Co., Ltd.	(7,000)	(107,550)

Tobacco – (1.3)%
Imperial Tobacco Group PLC	(2,750)	(92,304)
Lorillard, Inc.	(2,075)	(88,250)
Philip Morris International, Inc.	(1,119)	(99,792)
Reynolds American, Inc.	(2,027)	(100,194)

		(380,540)

		(3,162,546)

Health Care – (7.2)%
Health Care Equipment & Supplies – (2.0)%
DENTSPLY International, Inc.	(1,482)	(63,548)
Edwards Lifesciences Corp.(b)	(828)	(59,103)
Hologic, Inc.(b)	(4,576)	(103,875)
Shandong Weigao Group Medical Polymer Co., Ltd. – Class H	(72,000)	(67,902)
Sonova Holding AG(b)	(713)	(78,691)
St Jude Medical, Inc.	(1,811)	(94,878)
Terumo Corp.	(3,000)	(151,688)

		(619,685)

Health Care Providers & Services – (2.8)%
DaVita HealthCare Partners, Inc.(b)	(430)	(50,056)
Fresenius SE & Co. KGaA	(767)	(96,556)
Laboratory Corp. of America Holdings(b)	(797)	(77,102)
Miraca Holdings, Inc.	(2,600)	(125,382)
Quest Diagnostics, Inc.	(1,319)	(76,911)
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	(54,600)	(113,148)
Sinopharm Group Co., Ltd. – Class H	(30,800)	(84,498)
Sonic Healthcare Ltd.	(4,454)	(57,316)
UnitedHealth Group, Inc.	(1,234)	(89,897)
Universal Health Services, Inc. – Class B	(840)	(58,758)

		(829,624)

Life Sciences Tools & Services – (0.3)%
Agilent Technologies, Inc.	(2,025)	(90,578)

Pharmaceuticals – (2.1)%
Allergan, Inc./United States	(885)	(80,641)
Forest Laboratories, Inc.(b)	(1,986)	(86,510)
Johnson & Johnson	(1,192)	(111,452)
Mitsubishi Tanabe Pharma Corp.	(8,500)	(114,501)

44	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Novartis AG	(1,125)	$(80,873)
Perrigo Co.	(590)	(73,390)
Takeda Pharmaceutical Co., Ltd.	(1,800)	(80,270)

		(627,637)

		(2,167,524)

Energy – (7.1)%
Energy Equipment & Services – (2.3)%
Baker Hughes, Inc.	(1,471)	(69,770)
Cie Generale de Geophysique-Veritas(b)	(3,362)	(84,874)
National Oilwell Varco, Inc.	(1,010)	(70,872)
Petrofac Ltd.	(2,800)	(55,865)
SBM Offshore NV(b)	(5,220)	(101,016)
Tenaris SA	(5,751)	(128,308)
Transocean Ltd.	(2,382)	(112,334)
WorleyParsons Ltd.	(3,203)	(63,371)

		(686,410)

Oil, Gas & Consumable Fuels – (4.8)%
Apache Corp.	(763)	(61,231)
Caltex Australia Ltd.	(4,190)	(70,436)
Canadian Natural Resources Ltd.	(3,048)	(94,458)
Devon Energy Corp.	(952)	(52,370)
Galp Energia SGPS SA	(8,032)	(128,296)
Kinder Morgan, Inc./DE	(2,150)	(81,184)
Origin Energy Ltd.	(8,565)	(91,918)
Paramount Resources Ltd.(b)	(2,535)	(86,113)
Pengrowth Energy Corp.	(16,283)	(93,852)
Penn West Petroleum Ltd.	(7,980)	(94,399)
PetroChina Co., Ltd. – Class H	(76,000)	(88,679)
Premier Oil PLC	(15,663)	(86,125)
Southwestern Energy Co.(b)	(1,552)	(60,202)
Spectra Energy Corp.	(2,569)	(92,458)
Talisman Energy, Inc.	(7,531)	(85,348)
Tullow Oil PLC	(6,567)	(103,881)
Ultra Petroleum Corp.(b)	(2,850)	(61,702)

		(1,432,652)

		(2,119,062)

Materials – (6.8)%
Chemicals – (4.3)%
Air Products & Chemicals, Inc.	(828)	(89,954)
Akzo Nobel NV	(2,076)	(126,565)
Ashland, Inc.	(599)	(52,017)
BASF SE	(847)	(75,068)
Dow Chemical Co. (The)	(2,222)	(77,859)
EI du Pont de Nemours & Co.	(1,880)	(108,457)
FMC Corp.	(1,778)	(117,633)
Johnson Matthey PLC	(2,567)	(110,763)
Mitsui Chemicals, Inc.	(34,000)	(78,546)
Nufarm Ltd./Australia	(14,161)	(57,235)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	45

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Praxair, Inc.	(695)	$(83,518)
Sigma-Aldrich Corp.	(797)	(66,597)
Sinopec Shanghai Petrochemical Co., Ltd. – Class H(b)	(292,000)	(89,872)
Toray Industries, Inc.	(12,000)	(76,394)
Yara International ASA	(1,807)	(81,094)

		(1,291,572)

Construction Materials – (0.5)%
Brickworks Ltd.	(6,121)	(67,362)
Fletcher Building Ltd.	(12,970)	(83,564)

		(150,926)

Containers & Packaging – (0.5)%
Crown Holdings, Inc.(b)	(2,084)	(91,342)
MeadWestvaco Corp.	(1,759)	(64,995)

		(156,337)

Metals & Mining – (1.2)%
Franco-Nevada Corp.	(1,800)	(76,655)
Nippon Steel & Sumitomo Metal Corp.	(45,000)	(130,555)
Sandfire Resources NL(b)	(13,853)	(68,163)
Silver Wheaton Corp.	(3,552)	(81,684)

		(357,057)

Paper & Forest Products – (0.3)%
Canfor Corp.(b)	(3,644)	(76,882)

		(2,032,774)

Information Technology – (6.7)%
Computers & Peripherals – (0.4)%
NCR Corp.(b)	(1,462)	(52,632)
NetApp, Inc.	(1,850)	(76,072)

		(128,704)

Electronic Equipment, Instruments & Components – (1.3)%
Amphenol Corp. – Class A	(1,083)	(85,080)
Hoya Corp.	(6,000)	(129,310)
Ibiden Co., Ltd.	(5,000)	(74,517)
Trimble Navigation Ltd.(b)	(3,370)	(96,180)

		(385,087)

Internet Software & Services – (0.4)%
Equinix, Inc.(b)	(342)	(61,338)
Telecity Group PLC	(4,206)	(56,826)

		(118,164)

IT Services – (2.7)%
Alliance Data Systems Corp.(b)	(308)	(60,916)
Amdocs Ltd.	(2,662)	(102,407)
Automatic Data Processing, Inc.	(1,169)	(84,273)
Cap Gemini SA	(1,656)	(90,573)
Computershare Ltd.	(6,360)	(55,917)

46	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Fujitsu Ltd.	(18,000)	$(68,908)
International Business Machines Corp.	(430)	(83,867)
NTT Data Corp.	(35)	(125,423)
Paychex, Inc.	(3,060)	(120,686)

		(792,970)

Semiconductors & Semiconductor Equipment – (0.6)%
Intel Corp.	(4,388)	(102,240)
Maxim Integrated Products, Inc.	(2,666)	(76,248)

		(178,488)

Software – (1.3)%
Intuit, Inc.	(1,081)	(69,098)
Oracle Corp.	(3,175)	(102,711)
Sage Group PLC (The)	(11,040)	(58,849)
Salesforce.com, Inc.(b)	(1,260)	(55,125)
SAP AG	(1,593)	(116,721)

		(402,504)

		(2,005,917)

Utilities – (2.1)%
Electric Utilities – (1.1)%
CLP Holdings Ltd.	(12,000)	(99,479)
Iberdrola SA	(21,763)	(120,429)
OGE Energy Corp.	(3,116)	(116,538)

		(336,446)

Gas Utilities – (0.3)%
Toho Gas Co., Ltd.	(18,000)	(89,940)

Independent Power Producers & Energy Traders – (0.3)%
TransAlta Corp.	(6,143)	(84,630)

Multi-Utilities – (0.3)%
Canadian Utilities Ltd.	(2,339)	(87,106)

Water Utilities – (0.1)%
Severn Trent PLC	(1,595)	(42,960)

		(641,082)

Telecommunication Services – (2.0)%
Diversified Telecommunication Services – (1.8)%
AT&T, Inc.	(2,040)	(71,951)
China Unicom Hong Kong Ltd.	(66,000)	(97,463)
Deutsche Telekom AG	(12,129)	(147,488)
HKT Trust / HKT Ltd.	(132,000)	(128,966)
Telefonica SA(b)	(7,369)	(105,319)

		(551,187)

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	47

Market Neutral Strategy – Global—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – (0.2)%
T-Mobile US, Inc.(b)	(2,297)	$(55,381)

		(606,568)

Total Common Stocks (proceeds $25,673,196)		(26,943,651)

INVESTMENT COMPANIES – (1.9)%
Funds and Investment Trusts – (1.9)%
SPDR S&P 500 ETF Trust (proceeds $485,411)	(3,370)	(568,384)

RIGHTS – 0.0%
Industrials – 0.0%
Professional Services – 0.0%
ALS Ltd/Queensland , expiring 8/12/13(b) (proceeds $0)	(650)	(403)

Total Securities Sold Short (proceeds $26,158,607)		(27,512,438)

Total Investments, Net of Securities Sold Short – 11.6% (cost $1,648,587)		3,479,674
Other assets less liabilities – 88.4%		26,461,806

Net Assets – 100.0%		$29,941,480

†	Fair valued by the Adviser.
(a)	Securities, or a portion thereof, with an aggregate market value of $7,940,896 have been segregated to collateralize short sales.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:
ETF– Exchange Traded Fund
REG– Registered Shares
SPDR– Standard & Poor’s Depository Receipt

See notes to financial statements.

48	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Market Neutral Strategy – Global—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2013

	Market Neutral Strategy – U.S.		Market Neutral Strategy – Global
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,955,510 and $25,097,776, respectively)(a)	$4,746,755		$28,282,694
Affiliated issuers (cost $516,766 and $2,709,418, – including investment of cash collateral for securities loaned of $0 and $1,332,553, respectively)	516,766		2,709,418
Deposit at broker for securities sold short	4,284,069		26,367,124
Foreign currencies, at value (cost $573 and $1,290,619, respectively)	574		1,291,985
Receivable for investment securities sold	255,236		1,948,295
Dividends and interest receivable	1,780		24,298
Receivable for capital stock sold	63		9,113

Total assets	9,805,243		60,632,927

Liabilities
Payable for securities sold short, at value (proceeds received $4,135,803 and $26,158,607, respectively)	4,678,607		27,512,438
Payable for investment securities purchased	208,129		1,613,335
Payable for capital stock redeemed	52,729		59,052
Advisory fee payable	22,174		44,594
Dividends payable on securities sold short	4,008		31,114
Transfer Agent fee payable	1,427		1,954
Distribution fee payable	585		1,414
Payable for collateral received on securities loaned	– 0	–	1,332,553
Accrued expenses and other liabilities	87,752		94,993

Total liabilities	5,055,411		30,691,447

Net Assets	$4,749,832		$29,941,480

Composition of Net Assets
Capital stock, at par	$941		$5,757
Additional paid-in capital	4,740,169		29,630,788
Accumulated net investment loss	(74,557)		(277,555)
Accumulated net realized loss on investment and foreign currency transactions	(165,163)		(1,250,911)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	248,442		1,833,401

Net Assets	$4,749,832		$29,941,480

(a)	Includes securities on loan with a value of $0 and $1,259,589, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	49

Statement of Assets & Liabilities

Net Asset Value Per Share—36,000,000,000 shares of capital stock authorized, $.002 par value

	Net Assets	Shares Outstanding	Net Asset Value

Market Neutral Strategy — U.S.

Class A	$887,718	88,399	$10.04	*

Class C	$379,136	38,486	$9.85

Advisor Class	$1,385,496	136,530	$10.15

Class R	$10,000	1,000	$10.00

Class K	$109,503	10,867	$10.08

Class I	$1,977,979	195,000	$10.14

Market Neutral Strategy — Global

Class A	$2,029,329	196,517	$10.33	*

Class C	$1,019,216	100,848	$10.11

Advisor Class	$2,113,888	202,967	$10.41

Class R	$21,966	2,141.77	$10.26

Class K	$10,339	1,000	$10.34

Class I	$24,746,742	2,375,095	$10.42

*	The maximum offering price per share for Class A shares of Market Neutral – U.S. and Market Neutral – Global were $10.49 and $10.79, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

50	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2013

	Market Neutral Strategy – U.S.	Market Neutral Strategy – Global
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $772 and $49,145, respectively)	$168,645	$775,310
Affiliated issuers	1,957	9,202
Securities lending income	888	14,924

Total income	171,490	799,436

Expenses
Advisory fee (see Note B)	91,144	372,582
Distribution fee – Class A	6,127	6,200
Distribution fee – Class C	5,700	9,607
Distribution fee – Class R	51	98
Distribution fee – Class K	239	26
Transfer agency – Class A	11,528	7,287
Transfer agency – Class C	3,227	3,500
Transfer agency – Advisor Class	12,382	7,336
Transfer agency – Class R	6	37
Transfer agency – Class K	148	5
Transfer agency – Class I	399	4,946
Custodian	121,618	170,648
Registration fees	76,579	76,774
Administrative	50,300	47,600
Legal	43,693	44,912
Audit	41,796	48,631
Printing	25,283	5,052
Directors’ fees	6,053	5,492
Miscellaneous	6,068	21,832

Total expenses before expenses on securities sold short	502,341	832,565
Dividend expense	140,025	755,725
Broker fee	7,765	101,243
Interest expense	6,469	100,935

Total expenses	656,600	1,790,468
Less: expenses waived and reimbursed by the Adviser (see Note B)	(399,081)	(429,148)

Net expenses	257,519	1,361,320

Net investment loss	(86,029)	(561,884)

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	51

Statement of Operations

	Market Neutral Strategy – U.S.	Market Neutral Strategy – Global
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$1,016,288	$3,892,884
Securities sold short	(1,176,282)	(3,915,195)
Options written	46,709	80,871
Swaps	(26,970)	(189,887)
Foreign currency transactions	3	3,568
Net change in unrealized appreciation/depreciation of:
Investments	523,202	2,248,098
Securities sold short	(459,608)	(1,435,808)
Swaps	5,974	11,302
Foreign currency denominated assets and liabilities	(14)	1,491

Net gain (loss) on investment and foreign currency transactions	(70,698)	697,324

Net Increase (Decrease) in Net Assets from Operations	$(156,727)	$135,440

See notes to financial statements.

52	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Market Neutral Strategy – U.S.
Year Ended July 31, 2013	Year Ended July 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(86,029)	$(87,287)
Net realized gain (loss) on investment and foreign currency transactions	(140,252)	68,351
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	69,554	80,425

Net increase (decrease) in net assets from operations	(156,727)	61,489
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(824)
Class I	– 0	–	(1,189)
Net realized gain on investment transactions
Class A	(11,249)	(3,707)
Class C	(2,469)	(139)
Advisor Class	(12,094)	(222)
Class R	(36)	(7)
Class K	(325)	(7)
Class I	(7,020)	(1,404)
Capital Stock Transactions
Net increase (decrease)	(1,261,228)	4,073,334

Total increase (decrease)	(1,451,148)	4,127,324
Net Assets
Beginning of period	6,200,980	2,073,656

End of period (including accumulated net investment loss of ($74,557) and ($12,723), respectively)	$4,749,832	$6,200,980

See notes to financial statements.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	53

Statement of Changes in Net Assets

	Market Neutral Strategy – Global
	Year Ended July 31, 2013		Year Ended July 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(561,884)		$(464,106)
Net realized loss on investment and foreign currency transactions	(127,759)		(729,029)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	825,083		871,544
Contributions from Adviser (see Note B)	– 0	–	1,147

Net increase (decrease) in net assets from operations	135,440		(320,444)
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	– 0	–	(1,331)
Class C	– 0	–	(1,337)
Advisor Class	– 0	–	(7,166)
Class R	– 0	–	(51)
Class K	– 0	–	(51)
Class I	– 0	–	(121,130)
Capital Stock Transactions
Net increase	1,532,603		26,390,373

Total increase	1,668,043		25,938,863
Net Assets
Beginning of period	28,273,437		2,334,574

End of period (including accumulated net investment loss of ($277,555) and ($348,637), respectively)	$29,941,480		$28,273,437

See notes to financial statements.

54	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy – Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global (the “Strategies”). The Strategies have authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares are not currently offered. As of July 31, 2013, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R and Class I shares of AllianceBernstein Market Neutral Strategy—U.S. The Advisor was also the sole shareholder of Class K and Class I shares of AllianceBernstein Market Neutral Strategy—Global as of July 31, 2013. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	55

Notes to Financial Statements

reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s

56	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	57

Notes to Financial Statements

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of July 31, 2013:

Market Neutral Strategy – U.S.
Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$4,746,755		$	– 0	–	$	– 0	–	$4,746,755
Short-Term Investments	516,766			– 0	–		– 0	–	516,766
Liabilities:
Common Stocks*	(4,407,739)								(4,407,739)
Investment Companies	(270,868)			– 0	–		– 0	–	(270,868)

Total Investments in Securities	584,914			– 0	–		– 0	–	584,914
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$584,914		$	– 0	–	$	– 0	–	$584,914

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

Market Neutral Strategy – Global
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Industrials	$2,099,906	$3,228,585	$	– 0	–	$5,328,491
Financials	1,943,535	3,250,659	– 0	–	5,194,194
Consumer Discretionary	2,091,614	2,542,584	– 0	–	4,634,198
Consumer Staples	1,387,238	1,468,585	– 0	–	2,855,823
Information Technology	1,465,997	1,258,439	– 0	–	2,724,436
Health Care	1,352,069	1,273,189	– 0	–	2,625,258
Energy	1,249,061	746,381	– 0	–	1,995,442
Materials	910,322	776,849	– 0	–	1,687,171
Telecommunication Services	134,956	605,684	– 0	–	740,640
Utilities	226,724	267,847	– 0	–	494,571
Rights	– 0	–	– 0	–	2,470	^	2,470
Short-Term Investments	1,376,865	– 0	–	– 0	–	1,376,865
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,332,553	– 0	–	– 0	–	1,332,553
Liabilities:
Common Stocks:
Industrials	(1,975,680)	(3,403,719)	– 0	–	(5,379,399)
Financials	(1,624,454)	(3,121,303)	– 0	–	(4,745,757)
Consumer Discretionary	(1,839,068)	(2,243,954)	– 0	–	(4,083,022)
Consumer Staples	(1,642,474)	(1,520,072)	– 0	–	(3,162,546)
Health Care	(1,116,699)	(1,050,825)	– 0	–	(2,167,524)
Energy	(1,003,959)	(1,115,103)	– 0	–	(2,119,062)
Materials	(987,593)	(1,045,181)	– 0	–	(2,032,774)

58	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Information Technology	$(1,228,873)		$(777,044)		$	– 0	–	$(2,005,917)
Utilities	(288,274)		(352,808)			– 0	–	(641,082)
Telecommunication Services	(127,332)		(479,236)			– 0	–	(606,568)
Investment Companies	(568,384)		– 0	–		– 0	–	(568,384)
Rights	(403)		– 0	–		– 0	–	(403)

Total Investments in Securities	3,167,647		309,557	+		2,470		3,479,674
Other Financial Instruments* :	– 0	–	– 0	–		– 0	–	– 0	–

Total++	$3,167,647		$309,557			$2,470		$3,479,674

^	The Strategy held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Strategies recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Market Neutral Strategy – Global	Rights^			Corporates – Investments Grades			Total
Balance as of 7/31/12	$	– 0	–		$(9,763)		$(9,763)
Accrued discounts/(premiums)		– 0	–		– 0	–	– 0	–
Realized gain (loss)		– 0	–		(1,416)		(1,416)
Change in unrealized appreciation/depreciation		296			765		1,061
Purchases/Payments to cover short sales		2,175			10,414		12,589
Sales		(1)			– 0	–	(1)
Transfers in to Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 7/31/13		$2,470		$	– 0	–	$2,470

Net change in unrealized appreciation/depreciation from Investments held as of 7/31/13*		$296		$	– 0	–	$296

^	The Strategy held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	59

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategies. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign

60	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategies) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	61

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, each Strategy pays the Adviser an advisory fee at an annual rate of 1.25% of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, excluding expenses associated with securities sold short, on an annual basis as follows:

Strategy	Class A	Class C	Advisor Class	Class R	Class K	Class I
U.S.	1.55%	2.25%	1.25%	1.75%	1.50%	1.25%
Global	1.60%	2.30%	1.30%	1.80%	1.55%	1.30%

This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2013. For the year ended July 31, 2013, such reimbursement amounted to $348,781 and $381,548 for Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by each Strategy until August 2, 2013. No repayments will be made that would cause the Strategies’ total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses of $177,441 and $174,913 respectively. For the period from inception through July 31, 2013, such reimbursement amounted to $1,209,181 and $1,293,485, respectfully.

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to each Strategy by the Adviser. For the year ended July 31, 2013, such fees amounted to $50,300 and $47,600 for Market Neutral Strategy—U.S. and Market Neutral Strategy – Global, respectively. Such fees were voluntarily waived by the Adviser.

During the year ended July 31, 2012, the Adviser reimbursed the Market Neutral Strategy - Global $1,147 for trading losses incurred due to a trade entry error.

Each Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,985 for Market Neutral Strategy—U.S. and $17,985 for Market Neutral Strategy—Global for the year ended July 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges

62	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, for each Strategy, for the year ended July 31, 2013 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A			Class C
U.S.	$26	$	– 0	–	$642
Global	228		– 0	–	319

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the year ended July 31, 2013 is as follows:

Strategy	Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2013 (000)	Dividend Income (000)
U.S.	$1,351	$12,475	$13,309	$517	$2
Global	6,892	22,866	28,382	1,376	8

Brokerage commissions paid on investment transactions for the year ended July 31, 2013 amounted to $31,336 and $120,764 for the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, of which $143 and $0; and $167 and $878; were paid by the Market Neutral Strategy—U.S. and Market Neutral Strategy—Global, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategies’ average daily net assets attributable to Class A shares, 1% of the Strategies’ average daily net assets attributable to Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	63

Notes to Financial Statements

activities. Since the commencement of the Strategies’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy as follows:

Strategy	Class C	Class R	Class K
U.S.	$15,406	$604	$2,784
Global	18,097	641	682

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2013, were as follows:

Strategy	Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
U.S.	$11,568,191	$17,166,543	$12,916,575	$14,686,465
Global	45,636,383	50,191,423	52,423,608	54,556,834

During the year ended July 31, 2013, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Appreciation
Strategy	Cost of Investments	Appreciation on Investments	Depreciation on Investments
U.S.	$4,472,276	$797,304	$(6,059)	$791,245	$(611,676	)(a)	$179,569
Global	27,931,510	3,626,629	(566,027)	3,060,602	(1,636,581	)(b)	1,424,021

(a)	Gross unrealized appreciation was $23,300 and gross unrealized depreciation was $(634,976), resulting in net unrealized depreciation of $(611,676).

(b)	Gross unrealized appreciation was $836,752 and gross unrealized depreciation was $(2,473,333), resulting in net unrealized depreciation of $(1,636,581).

1. Derivative Financial Instruments

The Strategies may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

64	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Strategies may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the year ended July 31, 2013, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held purchased options for non-hedging purposes.

During the year ended July 31, 2013, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held written options for non-hedging purposes.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	65

Notes to Financial Statements

For the year ended July 31, 2013, the Strategies had the following transactions in written options:

Market Neutral Strategy – U.S.	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/12	– 0	–	$	– 0	–
Options written	1,383			76,080
Options expired	(870)			(25,431)
Options bought back	(411)			(47,506)
Options exercised	(102)			(3,143)

Options written outstanding as of 7/31/13	– 0	–	$	– 0	–

Market Neutral Strategy — Global	Number of Contracts		Premiums Received
Options written outstanding as of 7/31/12	– 0	–	$	– 0	–
Options written	2,106			146,405
Options expired	(1,334)			(39,988)
Options bought back	(619)			(101,610)
Options exercised	(153)			(4,807)

Options written outstanding as of 7/31/13	– 0	–	$	– 0	–

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on

66	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Strategy may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the year ended July 31, 2013, AllianceBernstein Market Neutral Strategy—U.S. and AllianceBernstein Market Neutral Strategy—Global held total return swaps for non-hedging purposes.

Documentation governing the Strategies’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of July 31, 2013, none of the Strategies had OTC derivatives with contingent features in net liability positions.

The effect of derivative instruments on the statement of operations for the year ended July 31, 2013:

Market Neutral Strategy – U.S.
Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(83,083)	$	– 0	–

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	67

Notes to Financial Statements

Market Neutral Strategy – U.S.
Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$46,709	$	– 0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(26,970)		5,974

Total		$(63,344)		$5,974

Market Neutral Strategy—Global
Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(115,456)	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	80,871		– 0	–

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(189,887)		11,302

Total		$(224,472)		$11,302

68	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

The following tables represent the volume of the Strategies’ derivative transactions during the year ended July 31, 2013:

Market Neutral Strategy – U.S.
Purchased Options:
Average monthly cost	$92,366	(a)

Total Return Swaps:
Average notional amount	$616,740	(b)

(a)	Positions were open for three months during the year.

(b)	Positions were open for eight months during the year.

Market Neutral Strategy – Global
Purchased Options:
Average monthly cost	$180,575	(a)

Total Return Swaps:
Average notional amount	$4,299,806	(b)

(a)	Positions were open for four months during the year.

(b)	Positions were open for eight months during the year.

2. Currency Transactions

The Strategies may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategies may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategies and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategies may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Strategies may sell securities short. A short sale is a transaction in which the Strategy sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Strategy is obligated to replace the borrowed securities at their market prices at the time of settlement. The Strategy’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Strategy involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	69

Notes to Financial Statements

NOTE E

Securities Lending

The Strategy may enter into securities lending transactions. Under the Strategy’s securities lending program, all loans of securities will be collateralized continually by cash. The Strategy will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Strategy in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Strategy to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Strategy will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distributions from the securities. The Strategy will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Strategy in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Strategy, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Strategy lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2013, the Market Neutral Strategy—U.S. and the Market Neutral Strategy—Global had securities on loan with a value of $0 and $1,259,589, respectively, and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $0 and $1,332,553, respectively. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Market Neutral Strategy—U.S. earned securities lending income of $888 and $58 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2013; these amounts are reflected in the statement of operations. The Market Neutral Strategy—Global earned securities lending income of $14,924 and $1,017 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended July 31, 2013; these amounts are also reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Strategies’ transactions in shares of AllianceBernstein Exchange Reserves for the year ended July 31, 2013 is as follows:

Strategy	Market Value July 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2013 (000)			Dividend Income (000)
U.S.	$89	$1,311	$1,400	$	– 0	–	$	– 0	–*
Global	930	10,691	10,288		1,333			1

*	Amount is less than $500.

70	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

NOTE F

Capital Stock

With respect to share classes currently offered, the Company has allocated 18,000,000,000 of authorized shares to the Market Neutral – U.S. Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares and 18,000,000,000 of authorized shares to the Market Neutral – Global Strategy of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, and Class I shares. Transactions in capital shares for each class were as follows:

	Market Neutral Strategy — U.S.
	Shares			Amount
	Year Ended July 31, 2013	Year Ended July 31, 2012		Year Ended July 31, 2013	Year Ended July 31, 2012

Class A
Shares sold	138,578	826,617		$1,415,599	$8,504,004

Shares issued in reinvestment of dividends and distributions	1,060	399		10,849	4,089

Shares redeemed	(315,749)	(567,558)		(3,213,604)	(5,869,672)

Net increase (decrease)	(176,111)	259,458		$(1,787,156)	$2,638,421

Class C

Shares sold	22,428	62,218		$226,839	$634,040

Shares issued in reinvestment of distributions	198	12		2,000	116

Shares redeemed	(44,978)	(3,599)		(448,577)	(36,710)

Net increase (decrease)	(22,352)	58,631		$(219,738)	$597,446

Advisor Class

Shares sold	378,090	297,393		$3,919,882	$3,084,883

Shares issued in reinvestment of distributions	999	21		10,323	215

Shares redeemed	(315,740)	(225,233)		(3,210,893)	(2,323,129)

Net increase	63,349	72,181		$719,312	$761,969

Class K

Shares sold	2,614	7,370		$26,527	$76,525

Shares issued in reinvestment of distributions	28	– 0	–	289	– 0	–

Shares redeemed	(45)	(100)		(462)	(1,027)

Net increase	2,597	7,270		$26,354	$75,498

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	71

Notes to Financial Statements

	Market Neutral Strategy — Global
	Shares				Amount
	Year Ended July 31, 2013		Year Ended July 31, 2012		Year Ended July 31, 2013		Year Ended July 31, 2012

Class A
Shares sold	223,475		144,245		$2,302,904			$1,484,263

Shares issued in reinvestment of distributions	– 0	–	125		– 0	–		1,280

Shares redeemed	(158,261)		(27,987)		(1,641,058)			(287,474)

Net increase	65,214		116,383		$661,846			$1,198,069

Class C
Shares sold	110,587		38,152		$1,127,818			$393,123

Shares issued in reinvestment of distributions	– 0	–	126		– 0	–		1,286

Shares redeemed	(46,806)		(2,211)		(473,887)			(22,650)

Net increase	63,781		36,067		$653,931			$371,759

Advisor Class
Shares sold	193,803		286,086		$2,017,652			$2,977,416

Shares issued in reinvestment of distributions	– 0	–	680		– 0	–		7,016

Shares redeemed	(174,753)		(112,295)		(1,812,624)			(1,163,887)

Net increase	19,050		174,471		$205,028			$1,820,545

Class R
Shares sold	1,144		– 0	–	$11,794		$	– 0	–

Shares redeemed	(2)		– 0	–	(23)			– 0	–

Net increase	1,142		– 0	–	$11,771		$	– 0	–

Class I
Shares sold	– 0	–	2,180,095		$27			$23,000,000

Net increase	– 0	–	2,180,095		$27			$23,000,000

NOTE G

Risks Involved in Investing in the Strategies

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the

72	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

returns of the Strategy. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sales Risk and Leverage Risk—The Strategies may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy.) In contrast, the risk of loss from a long position is limited to the Strategy’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Strategy’s NAV or greater losses for the Strategy.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended July 31, 2013.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	73

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 were as follows:

Market Neutral Strategy – U.S.	2013			2012
Distributions paid from:
Ordinary income	$	– 0	–	$ – 0	–
Long-term capital gain		33,193		7,499

Total distributions paid		$33,193		$7,499

Market Neutral Strategy – Global	2013			2012
Distributions paid from:
Ordinary income	$	– 0	–	$116,888
Long-term capital gain		– 0	–	14,178

Total distributions paid	$	– 0	–	$131,066

As of July 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Market Neutral Strategy – U.S.
Undistributed long-term capital gain	$	– 0	–
Accumulated capital and other losses		(170,847	)(a)
Unrealized appreciation/(depreciation)		179,569	(b)

Total accumulated earnings/(deficit)		$8,722

(a)

On July 31, 2013, the Strategy had a net capital loss carryforward of $96,290. At July 31, 2013, the Strategy had a qualified late-year ordinary loss deferral of $74,557. These losses are deemed to arise on August 1, 2013.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of unsettled short sales.

	Market Neutral Strategy – Global
Accumulated capital and other losses	$(1,119,085	)(a)
Unrealized appreciation/(depreciation)	1,424,021	(b)

Total accumulated earnings/(deficit)	$304,936

(a)

On July 31, 2013, the Strategy had a net capital loss carryforward of $923,572. At July 31, 2013, the Strategy had a qualified late-year ordinary loss deferral of $195,513. These losses are deemed to arise on August 1, 2013.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, passive foreign investment companies (PFICs) and the tax treatment of unsettled short sales.

During the current fiscal year, the Strategies had permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps, passive foreign investment companies (PFICs) and partnership investments, and the reclassification of a net operating loss resulted in a net decrease in accumulated net investment loss, and a net decrease in additional paid-in capital. In addition, Mar-

74	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Notes to Financial Statements

ket Neutral Strategy – U.S. had a dividend overdistribution and a net decrease in accumulated net realized loss on investment and foreign currency transactions. Market Neutral Strategy – Global had a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of July 31, 2013 the Strategies had capital loss carryforwards as follows:

	Short-Term Amount	Long-Term Amount			Expiration
Market Neutral Strategy - U.S.	$96,290	$	– 0	–	No Expiration
Market Neutral Strategy - Global	923,572		– 0	–	No Expiration

NOTE J

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Recently, the Board of Directors of AllianceBernstein Cap Fund, Inc. approved proposals to change the Strategies’ investment policies and strategies to permit each Strategy to significantly increase its aggregate investment exposure as a proportion of its net assets (i.e., to be more highly leveraged) and to achieve its long and short exposure primarily or exclusively through the use of derivative instruments. These changes became effective, and each Strategy’s portfolio was transitioned, in early August.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Strategies’ financial statements through this date.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	75

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy — U.S.
Class A
Year Ended July 31,	August 3, 2010(a) to July 31, 2011
2013	2012

Net asset value, beginning of period	$ 10.27	$ 10.07	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.15)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.36	.17

Net increase (decrease) in net asset value from operations	(.19)	.21	.07

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.04)	(.01)	– 0	–

Total dividends and distributions	(.04)	(.01)	– 0	–

Net asset value, end of period	$ 10.04	$ 10.27	$ 10.07

Total Return
Total investment return based on net asset value(e)	(1.90)%	2.07%	.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$888	$2,715	$51
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.61%	3.24%	2.87	%^+
Expenses, before waivers/reimbursements(f)	9.25%	9.05%	59.34	%^+
Net investment loss(c)	(1.10)%	(1.35)%	(1.12	)%^+
Portfolio turnover rate (excluding securities sold short)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	200%	212%	216%

See footnote summary on page 88.

76	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — U.S.
	Class C
	Year Ended July 31,		August 3, 2010(a) to July 31, 2011

	2013	2012

Net asset value, beginning of period	$ 10.14	$ 10.01	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.21)	(.20)	(.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.34	.17

Net increase (decrease) in net asset value from operations	(.25)	.14	.01

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)	(.01)	– 0	–

Net asset value, end of period	$ 9.85	$ 10.14	$ 10.01

Total Return
Total investment return based on net asset value(e)	(2.51)%	1.37%	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$379	$617	$22
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.39%	3.87%	3.62	%^+
Expenses, before waivers/reimbursements(f)	10.11%	13.19%	57.90	%^+
Net investment loss(c)	(2.05)%	(2.06)%	(1.71	)%^+
Portfolio turnover rate (excluding securities sold short)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	200%	212%	216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — U.S.
	Advisor Class
	Year Ended July 31,		August 3, 2010(a) to July 31, 2011
	2013	2012

Net asset value, beginning of period	$ 10.34	$ 10.10	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.11)	(.12)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.37	.17

Net increase (decrease) in net asset value from operations	(.15)	.25	.10

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)	(.01)	– 0	–

Net asset value, end of period	$ 10.15	$ 10.34	$ 10.10

Total Return
Total investment return based on net asset value(e)	(1.50)%	2.45%	1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,385	$757	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.42%	2.95%	2.60	%^+
Expenses, before waivers/reimbursements(f)	9.01%	9.44%	56.90	%^+
Net investment loss(c)	(1.08)%	(1.11)%	(.74	)%^+
Portfolio turnover rate (excluding securities sold short)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	200%	212%	216%

See footnote summary on page 88.

78	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — U.S.
	Class R
	Year Ended July 31,		August 3, 2010(a) to July 31, 2011
	2013	2012

Net asset value, beginning of period	$ 10.24	$ 10.05	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.17)	(.16)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.03)	.36	.17

Net increase (decrease) in net asset value from operations	(.20)	.20	.05

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)	(.01)	– 0	–

Net asset value, end of period	$ 10.00	$ 10.24	$ 10.05

Total Return
Total investment return based on net asset value(e)	(2.00)%	1.96%	.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.86%	3.42%	3.10	%^+
Expenses, before waivers/reimbursements(f)	9.00%	11.08%	29.74	%^+
Net investment loss(c)	(1.63)%	(1.57)%	(1.24	)%^+
Portfolio turnover rate (excluding securities sold short)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	200%	212%	216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — U.S.
	Class K
	Year Ended July 31,		August 3, 2010(a) to July 31, 2011
	2013	2012

Net asset value, beginning of period	$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.14)	(.13)	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.36	.18

Net increase (decrease) in net asset value from operations	(.18)	.23	.08

Less: Distributions
Distributions from net realized gain on investment transactions	(.04)	(.01)	– 0	–

Net asset value, end of period	$ 10.08	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(e)	(1.79)%	2.25%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$110	$85	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.60%	3.25%	2.85	%^+
Expenses, before waivers/reimbursements(f)	8.76%	10.96%	29.47	%^+
Net investment loss(c)	(1.41)%	(1.29)%	(.99	)%^+
Portfolio turnover rate (excluding securities sold short)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	200%	212%	216%

See footnote summary on page 88.

80	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Market Neutral Strategy — U.S.
Class I
Year Ended July 31,	August 3, 2010(a) to July 31, 2011
2013	2012

Net asset value, beginning of period	$ 10.34	$ 10.10	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.12)	(.11)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.36	.17

Net increase (decrease) in net asset value from operations	(.16)	.25	.10

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.00	)(d)	– 0	–
Distributions from net realized gain on investment transactions	(.04)	(.01)	– 0	–

Total dividends and distributions	(.04)	(.01)	– 0	–

Net asset value, end of period	$ 10.14	$ 10.34	$ 10.10

Total Return
Total investment return based on net asset value(e)	(1.59)%	2.51%	1.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,978	$2,017	$1,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.35%	2.93%	2.60	%^+
Expenses, before waivers/reimbursements(f)	8.45%	10.53%	29.19	%^+
Net investment loss(c)	(1.12)%	(1.07)%	(.74	)%^+
Portfolio turnover rate (excluding securities sold short)	171%	192%	172%
Portfolio turnover rate (including securities sold short)	200%	212%	216%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Class A
	Year Ended July 31,			August 3, 2010(a) to July 31, 2011
	2013		2012

Net asset value, beginning of period	$ 10.30		$ 10.47	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.22)		(.23)	(.16)
Net realized and unrealized gain on investment and foreign currency transactions	.25		.11	.63
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.03		(.12)	.47

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.33		$ 10.30	$ 10.47

Total Return
Total investment return based on net asset value(e)	.29%		(1.14)%	4.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,029		$1,353	$156
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.79%		5.09%	4.52	%^+
Expenses, before waivers/reimbursements(f)	6.50%		8.19%	42.88	%^+
Net investment loss(c)	(2.11)%		(2.23)%	(1.76	)%^+
Portfolio turnover rate (excluding securities sold short)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	175%		270%	240%

See footnote summary on page 88.

82	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Class C
	Year Ended July 31,			August 3, 2010(a) to July 31, 2011
	2013		2012

Net asset value, beginning of period	$ 10.15		$ 10.39	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.30)		(.31)	(.34)
Net realized and unrealized gain on investment and foreign currency transactions	.26		.12	.73
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	(.04)		(.19)	.39

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.11		$ 10.15	$ 10.39

Total Return
Total investment return based on net asset value(e)	(.39)%		(1.82)%	3.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,019		$376	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	5.56%		5.72%	5.45	%^+
Expenses, before waivers/reimbursements(f)	7.29%		8.72%	43.85	%^+
Net investment loss(c)	(2.89)%		(3.03)%	(3.49	)%^+
Portfolio turnover rate (excluding securities sold short)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	175%		270%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	83

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Advisor Class
	Year Ended July 31,			August 3, 2010(a) to July 31, 2011
	2013		2012

Net asset value, beginning of period	$ 10.36		$ 10.50	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.20)		(.21)	(.13)
Net realized and unrealized gain on investment and foreign currency transactions	.25		.12	.63
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.05		(.09)	.50

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.41		$ 10.36	$ 10.50

Total Return
Total investment return based on net asset value(e)	.48%		(.85)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,114		$1,906	$99
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.59%		4.85%	4.18	%^+
Expenses, before waivers/reimbursements(f)	6.32%		7.75%	41.00	%^+
Net investment loss(c)	(1.90)%		(2.04)%	(1.40	)%^+
Portfolio turnover rate (excluding securities sold short)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	175%		270%	240%

See footnote summary on page 88.

84	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Class R
	Year Ended July 31,			August 3, 2010(a) to July 31, 2011
	2013		2012

Net asset value, beginning of period	$ 10.26		$ 10.45	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.25)		(.26)	(.20)
Net realized and unrealized gain on investment and foreign currency transactions	.25		.12	.65
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	– 0	–	(.14)	.45

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.26		$ 10.26	$ 10.45

Total Return
Total investment return based on net asset value(e)	– 0 –%		(1.33)%	4.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.96%		5.14%	4.63	%^+
Expenses, before waivers/reimbursements(f)	6.50%		8.97%	31.18	%^+
Net investment loss(c)	(2.33)%		(2.52)%	(2.02	)%^+
Portfolio turnover rate (excluding securities sold short)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	175%		270%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	85

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Class K
	Year Ended July 31,			August 3, 2010(a) to July 31, 2011
	2013		2012

Net asset value, beginning of period	$ 10.31		$ 10.48	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.21)		(.24)	(.18)
Net realized and unrealized gain on investment and foreign currency transactions	.24		.12	.66
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.03		(.12)	.48

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.34		$ 10.31	$ 10.48

Total Return
Total investment return based on net asset value(e)	.29%		(1.13)%	4.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.76%		4.89%	4.38	%^+
Expenses, before waivers/reimbursements(f)	6.19%		8.71%	30.92	%^+
Net investment loss(c)	(2.07)%		(2.27)%	(1.77	)%^+
Portfolio turnover rate (excluding securities sold short)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	175%		270%	240%

See footnote summary on page 88.

86	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Market Neutral Strategy — Global
	Class I
	Year Ended July 31,			August 3, 2010(a) to July 31, 2011
	2013		2012

Net asset value, beginning of period	$ 10.37		$ 10.50	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.19)		(.22)	(.15)
Net realized and unrealized gain on investment and foreign currency transactions	.24		.14	.65
Contributions from Adviser	– 0	–	.00 (d)	– 0	–

Net increase (decrease) in net asset value from operations	.05		(.08)	.50

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(.05)	– 0	–

Net asset value, end of period	$ 10.42		$ 10.37	$ 10.50

Total Return
Total investment return based on net asset value(e)	.48%		(.75)%	5.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,747		$24,618	$2,048
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	4.51%		4.71%	4.13	%^+
Expenses, before waivers/reimbursements(f)	5.89%		6.71%	30.66	%^+
Net investment loss(c)	(1.83)%		(2.08)%	(1.52	)%^+
Portfolio turnover rate (excluding securities sold short)	154%		201%	189%
Portfolio turnover rate (including securities sold short)	175%		270%	240%

See footnote summary on page 88.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	87

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense and expenses on securities sold short:

	Year Ended July 31,		August 3, 2010(a) to July 31, 2011
	2013	2012
Market Neutral Strategy — U.S.
Class A
Net of waivers/reimbursements	1.55%	1.55%	1.55	%^+
Before waivers/reimbursements	7.20%	7.36%	58.02	%^+
Class C
Net of waivers/reimbursements	2.25%	2.25%	2.25	%^+
Before waivers/reimbursements	7.97%	11.57%	56.53	%^+
Advisor Class
Net of waivers/reimbursements	1.25%	1.25%	1.25	%^+
Before waivers/reimbursements	6.83%	7.74%	55.54	%^+
Class R
Net of waivers/reimbursements	1.75%	1.75%	1.75	%^+
Before waivers/reimbursements	6.89%	9.40%	28.39	%^+
Class K
Net of waivers/reimbursements	1.50%	1.50%	1.50	%^+
Before waivers/reimbursements	6.66%	9.21%	28.11	%^+
Class I
Net of waivers/reimbursements	1.25%	1.25%	1.25	%^+
Before waivers/reimbursements	6.35%	8.85%	27.84	%^+

Market Neutral Strategy — Global
Class A
Net of waivers/reimbursements	1.60%	1.60%	1.60	%^+
Before waivers/reimbursements	3.31%	4.70%	39.96	%^+
Class C
Net of waivers/reimbursements	2.30%	2.30%	2.30	%^+
Before waivers/reimbursements	4.03%	5.30%	40.70	%^+
Advisor Class
Net of waivers/reimbursements	1.30%	1.30%	1.30	%^+
Before waivers/reimbursements	3.03%	4.21%	38.12	%^+
Class R
Net of waivers/reimbursements	1.80%	1.80%	1.80	%^+
Before waivers/reimbursements	3.34%	5.64%	28.36	%^+
Class K
Net of waivers/reimbursements	1.55%	1.55%	1.55	%^+
Before waivers/reimbursements	2.98%	5.37%	28.09	%^+
Class I
Net of waivers/reimbursements	1.30%	1.30%	1.30	%^+
Before waivers/reimbursements	2.68%	3.30%	27.83	%^+

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Cap Fund, Inc. and Shareholders of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global

We have audited the accompanying statements of assets and liabilities of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global (the “Funds”), two of the portfolios constituting AllianceBernstein Cap Fund, Inc., including the portfolios of investments, as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period August 3, 2010 (commencement of operations) to July 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Market Neutral Strategy – U.S. and AllianceBernstein Market Neutral Strategy – Global of AllianceBernstein Cap Fund, Inc. at July 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period August 3, 2010 (commencement of operations) to July 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 26, 2013

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	89

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategies during the taxable year ended July 31, 2013.

For the taxable year ended July 31, 2013, Market Neutral Strategy—US designates $133,545 and Market Neutral Strategy—Global designates $486,856 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

90	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

2013 FEDERAL TAX INFORMATION

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Yun Chen(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategies’ portfolios are made by the Adviser’s Market Neutral Investment Team. Mr. Yun Chen and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Strategies’ portfolios.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	91

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

92	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 81 (2010)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 71 (2010)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	93

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2010)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2010)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011 and Intel Corporation (semi-conductors) until 2008

94	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	95

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services, and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August, 2013

96	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2010)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	97

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

98	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Management of the Fund

Officers Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Yun Chen 36	Vice President	Senior Vice President of the Adviser,** since April 2008. Prior thereto he was at Goldman Sachs Asset Management, with which he had been associated since prior to 2008.

Vadim Zlotnikov 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS,** with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	99

Management of the Fund

Information Regarding the Review and Approval of the Portfolios’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein Market Neutral Strategy—U.S. (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on April 30-May 2, 2013 (the “May 2013 meeting”).

Prior to approval of the continuance of the Advisory Agreement in respect of each Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee for each of the Portfolios was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolios and the overall arrangements between the Portfolios and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

100	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from each Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolios, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolios before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolios (August 2010 inception) was not profitable to it in 2011 or 2012.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolios); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolios’ shares; transfer agency fees paid by the Portfolios to a wholly owned subsidiary of

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	101

the Adviser; and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The directors recognized that the Portfolios’ unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Portfolio at each regular Board meeting during the year. At the May 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the “T-Bill Index”) and the Standard & Poor’s 500 Index (the “S&P Index”), in each case for the 1-year period ended February 28, 2013, and (in the case of comparisons with the indices) the period since inception (August 2010 inception).

AllianceBernstein Market Neutral Strategy – Global

The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period. The Portfolio outperformed the T-Bill Index in the 1-year period and the period since inception and lagged the S&P Index in those periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

AllianceBernstein Market Neutral Strategy – U.S.

The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period. In the 1-year period the Portfolio lagged both indices and in the period since inception it outperformed the T-Bill Index but lagged the S&P Index. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolios at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation

102	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

from the Fund’s Senior Officer. The directors noted that the institutional fee rate was lower than each Portfolio’s fee rate and that the application of the institutional fee rate to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolios. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors noted that the Adviser had waived reimbursement of administrative expenses in respect of each Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolios may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it opportunistically uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for each Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The total expense ratio of each Portfolio reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in each Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

The directors noted that, at each Portfolio’s current size, its contractual effective advisory fee rate of 125 basis points was lower than its Expense Group median

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	103

and that in the Portfolios’ latest fiscal year, the administrative expense reimbursement of 0.27% for AllianceBernstein Market Neutral – Global and 0.90% for AllianceBernstein Market Neutral – U.S. had been waived by the Adviser. The directors noted that each Portfolio’s total expense ratio reflected a cap by the Adviser. In the case of AllianceBernstein Market Neutral – Global the expense ratio was about the same as the Expense Group and the Expense Universe medians and in the case of AllianceBernstein Market Neutral – U.S. it was lower than the Expense Group median and about the same as the Expense Universe median. The directors concluded that each Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolios does not contain breakpoints that reduce the fee rates on assets above specified levels, and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor each Portfolio’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

104	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund (the “Fund”), in respect of AllianceBernstein Market Neutral Strategy —U.S. (“U.S. Market Neutral Strategy”) and Market Neutral Strategy—Global (“Global Market Neutral Strategy”) (each a “Strategy” and collectively, the “Strategies”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The information in the fee evaluation was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	105

relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

STRATEGY ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Strategies pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Strategies’ net assets on March 31, 2013.

Strategy	Net Assets 3/31/12 ($MIL)	Advisory Fee Schedule
U.S. Market Neutral Strategy	$7.1	1.25% of average daily net assets
Global Market Neutral Strategy	$30.0	1.25% of average daily net assets

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. During the Strategies’ most recently completed fiscal year, the Adviser was entitled to receive $62,500 (0.903% of the Strategy’s average daily net assets) from U.S. Market Neutral Strategy and $60,500 (0.273% of the Strategy’s average daily net assets) from Global Market Neutral Strategy for providing such services, but waived the amounts in their entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ total expense ratios to the amounts set forth below for the Strategies’ current fiscal year. The waiver is terminable by the Adviser at the end of the Strategies’ fiscal year upon at least 60 days’ written notice prior to the Strategies’ prospectus update. Also, set forth below are the Strategies’ annualized semi-annual gross expense ratios:4

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (1/31/13)[5]		Fiscal Year End
U.S. Market Neutral Strategy	Advisor Class A Class C Class R Class K Class I	1.25 1.55 2.25 1.75 1.50 1.25	% % % % % %	5.70 6.42 7.13 6.14 5.94 5.59	% % % % % %	July 31 (ratios as of January 31, 2013)

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

106	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (1/31/13)[5]		Fiscal Year End
Global Market Neutral Strategy	Advisor Class A Class C Class R Class K Class I	1.30 1.60 2.30 1.80 1.55 1.30	% % % % % %	2.90 3.18 3.90 3.24 2.91 2.60	% % % % % %	July 31 (ratios as of January 31, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as

5	Annualized.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	107

the Strategies.6 In addition to the AllianceBernstein institutional fee schedule, set forth below are what would have been the effective advisory fees of the Strategies had the AllianceBernstein institutional fee schedules been applicable to the Strategies based on March 31, 2013 net assets:7

Strategy	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
U.S. Market Neutral Strategy	$7.1	Market Neutral – U.S. 1.00% or 0.50% plus 20% of returns above the benchmark (ML 3 Mo. T-Bill Index).	1.000%	1.250%

Global Market Neutral Strategy	$30.0	Market Neutral – Global 1.00% or 0.50 % plus 20% of returns above the benchmark (ML 3 Mo. T-Bill Index).	1.000%	1.250%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of each Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)9 and the Strategy’s contractual management fee ranking.10

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

108	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
U.S. Market Neutral Strategy	1.250	1.330	3/8
Global Market Neutral Strategy	1.250	1.288	4/8

Lipper also compared the Strategies’ total expense ratios to the medians of the Strategies’ Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.12 Set forth below is Lipper’s comparison of the Strategies’ total expense ratios and the medians of the Strategies’ EGs and EUs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Total Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
U.S. Market Neutral Strategy	1.550	1.600	4/8	1.527	7/12
Global Market Neutral Strategy	1.600	1.620	4/8	1.575	8/14

Based on this analysis, U.S. Market Neutral Strategy has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis and Global Market Neutral Strategy has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

11	The contractual management fee does not reflect any expense reimbursements made by the Strategies to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Projected total expense ratio information pertains to the Strategy’s Class A shares.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	109

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Strategies was negative during calendar years 2012.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

During the Strategies’ most recently completed fiscal year, ABI received from U.S. Market Neutral Strategy $48, $13,914 and $0, and from Global Market Neutral Strategy $0, $4,463 and $174, in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategies’ most recently completed fiscal year, ABIS received $18,007 and $18,011 in fees from the U.S. Market Neutral Strategy and Global Market Neutral Strategy, respectively.

The Strategies effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC

110	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

(“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	111

of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1 year performance return and rankings17 of each Strategy relative to the Strategy’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) for the period ended February 28, 2013.18,19

	Strategy (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Market Neutral Strategy
1 year	-2.08	-0.89	0.95	5/8	13/17

Global Market Neutral Strategy
1 year	0.98	0.74	0.95	3/8	8/17

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance returns and rankings of the Strategy are for the Strategy’s Class A shares. The performance returns of the Strategies were provided by Lipper.

18	The Strategies’ PGs are identical to their EGs. The Strategies’ PUs are not identical to their EUs, as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at a different point in time.

112	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

Set forth below are the 1 year and since inception performance returns of the Strategies (in bold)20 versus their benchmarks.21

	Period Ended February 28, 2013 Annualized Performance
	1 Year (%)	Since Inception (%)
U.S. Market Neutral Strategy	-2.08	0.44
ML 3 Month Treasury Bill	0.11	0.10
S&P 500 Index	13.46	14.85
Inception Date: August 3, 2010

Global Market Neutral Strategy	0.98	1.50
ML 3 Month Treasury Bill	0.11	0.10
S&P 500 Index	13.46	14.85
Inception Date: August 3, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

20	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

21	The Adviser provided Strategy and benchmark performance return information for periods through February 28, 2013.

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	113

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund*

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund*

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund*

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund. Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares.

114	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES •	115

NOTES

116	• ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

ALLIANCEBERNSTEIN MARKET NEUTRAL STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MNS-0151-0713

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Small Cap Growth	2012	$29,000	$551	$13,153
	2013	$29,000	$—	$15,746
AB Market Neutral Strategy—US	2012	$30,500	$551	$12,749
	2013	$30,500	$—	$11,818
AB Market Neutral Strategy—Global	2012	$30,500	$551	$19,176
	2013	$30,500	$—	$17,935

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Small Cap Growth	2012	$928,904	$13,704
			$(551)
			$(13,153)
	2013	$435,417	$15,746
			$—
			$(15,746)
AB Market Neutral Strategy—US	2012	$928,500	$13,299
			$(551)
			$(12,749)
	2013	$431,490	$11,818
			$—
			$(11,818)
AB Market Neutral Strategy—Global	2012	$934,927	$19,727
			$(551)
			$(19,176)
	2013	$437,606	$17,935
			$—
			$(17,935)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 23, 2013